As filed with the Securities and Exchange Commission on February 23, 2000
                                                  Registration No. 333-
                                                  Registration No. 811-
-----------------------------------------------------------------------------

                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------
                                  FORM N-2
                            --------------------


         |X| REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                    |_| Pre-Effective Amendment No.
                    |_| Post-Effective Amendment No.
                                   and/or
     |X| REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                    |_| Amendment No.

                   EXCELSIOR PRIVATE EQUITY FUND III, LLC
             (Exact name of registrant as specified in charter)
            114 WEST 47TH STREET, NEW YORK, NEW YORK 10036-1532
(Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 852-3125


                               DAVID I. FANN
                            DOUGLAS A. LINDGREN
                   EXCELSIOR PRIVATE EQUITY FUND III, LLC
             114 WEST 47TH STREET, NEW YORK, NEW YORK 10036-1532
                  (Name and Address of Agents for Service)

                                 COPIES TO:

THOMAS A. DECAPO, ESQ.                            RONALD A. SCHWARTZ, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP          UNITED STATES TRUST COMPANY OF NEW YORK
ONE BEACON STREET                                 114 WEST 47TH STREET
BOSTON, MA 02108-3194                             NEW YORK, NEW YORK 10036-1532
PHONE NO.: (617) 573-4814                         PHONE NO.: (212) 852-1315
FAX NO.: (617) 573-4822                           FAX NO.: (212) 852-1310

                Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a
dividend reinvestment plan, check the following box.......................|X|


      CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

=======================================================================================================================
                                           Proposed           Proposed
                                            Amount             Maximum                                     Amount of
         Title of Securities                being         Offering Price Per      Maximum Aggregate       Registration
          being Registered                Registered             Unit              Offering Price             Fee
------------------------------------------------------------------------------------------------------------------------
Membership Interests
(without par value)                      500,000 units           $1,000              $500,000,000            $132,000
=======================================================================================================================

*  Estimated solely for the purpose of calculating the registration fee.

The registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                           CROSS REFERENCE SHEET
  PART A
ITEM NUMBER                                                           LOCATION IN PROSPECTUS
-----------                                                           -----------------------
Item 1.          Outside Front Cover............................ Outside Front Cover
Item 2.          Cover Pages; Other Offering Information........ Inside Front and Outside Back Cover Page
Item 3.          Fee Table and Synopsis......................... Fee Table; Prospectus Summary
Item 4.          Financial Highlights........................... Not applicable
Item 5.          Plan Of Distribution........................... The Offering; Selling Arrangements
Item 6.          Selling Shareholders........................... Not applicable
Item 7.          Use of Proceeds................................ Use Of Proceeds
Item 8.          General Description of the Registrant.......... Outside Front Cover; The Company; Investment
                                                                 Objective and Policies; Risk Factors
Item 9.          Management..................................... Management
Item 10.         Capital Stock, Long-Term Debt, and Other
                          Securities............................ Description of Units
Item 11.         Defaults and Arrears on Senior Securities...... Not applicable
Item 12.         Legal Proceedings.............................. Not applicable
Item 13.         Table of Contents of the Statement of
                          Additional Information................ Not applicable
  PART B
ITEM NUMBER
-----------
Item 14.         Cover Page..................................... Not applicable
Item 15.         Table of Contents.............................. Not applicable
Item 16.         General Information and History................ Not applicable
Item 17.         Investment Objectives and Policies............. Investment Objective and Policies
Item 18.         Management..................................... Management
Item 19.         Control Persons and Principal Holders of
                          Securities............................ Management
Item 20.         Investment Advisory and Other Services......... Management
Item 21.         Brokerage Allocation and Other Practices....... Brokerage Allocation and Other Practices
Item 22.         Tax Status..................................... Certain Federal Income Tax Considerations
Item 23.         Financial Statements........................... Financial Statements



[FLAG]

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                          PRELIMINARY PROSPECTUS
               Subject to completion, dated February 23, 2000
                   EXCELSIOR PRIVATE EQUITY FUND III, LLC
                                $400,000,000
                          Units of Member Interest
                      Minimum Subscription -- $25,000


         Excelsior Private Equity Fund III, LLC, or the Company, is a newly organized closed-end investment company. We have elected to be treated as a business development company under the Investment Company Act. Our investment objective is to achieve long-term capital appreciation. We will pursue our objective primarily by investing in domestic venture capital and other private companies and, to a lesser extent, domestic and international private funds, negotiated private investments in public companies and international direct investments that our Investment Adviser believe offer significant long-term capital appreciation potential. United States Trust Company of New York and U.S. Trust Company are the Co-Investment Advisers of the Company and are responsible for selecting our investments. [UST Management LLC] serves as the Manager of the Company and is responsible for its administration and for management of its day-to-day affairs.

         This Prospectus contains information you should know before investing, including risk information. Please read it before you invest and keep it for future reference. Additional information about the Registrant has been filed with the Securities and Exchange Commission (the "Commission") and is available upon written or oral request without charge. In addition, the Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference, and other information regarding registrants that file electronically with the Commission. You may also request a free copy by writing or calling the Company at 114 West 47th Street, New York, New York 10036-1532, (212) 852-3125.

         AN INVESTMENT IN THE COMPANY WILL BE ILLIQUID UNTIL ITS UNDERLYING INVESTMENTS ARE DISTRIBUTED OR LIQUIDATED. INVESTORS MUST BE WILLING AND ABLE TO BEAR THE RISKS OF AN INVESTMENT IN THE COMPANY UNTIL THAT TIME.

         THESE ARE SPECULATIVE SECURITIES. YOU SHOULD INVEST ONLY IF YOU CAN AFFORD A COMPLETE LOSS OF YOUR INVESTMENT. SEE "RISK FACTORS."

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


========================================================================================
                                          PRICE TO      SALES LOAD           PROCEEDS
                                           PUBLIC                           TO COMPANY
----------------------------------------------------------------------------------------
Per Unit (25 Unit Minimum)                 $1,000         None               $1,000
----------------------------------------------------------------------------------------
Total Minimum (250,00 Units)               $250,000       None               $250,000
----------------------------------------------------------------------------------------
Total Maximum (400,000 Units)              $400,000       None               $400,000
========================================================================================


         Units are made available through [UST Financial Services Corp.] and/or certain of its affiliates to clients of U.S. Trust and its affiliates and others approved by the Company who meet the investor suitability standards set forth herein. A first subscription closing will be held on or about the fifth business day after receipt by U.S. Trust of subscriptions totaling $250,000,000. The Company may continue to offer for sale the remaining unsold Units and accept subscriptions for such Units from time to time at subsequent subscription closings until [October 31, 2000]. See "Investor Suitability Standards" and "Selling Arrangements." The Company reserves the right to withdraw, cancel or modify the offering and to reject any subscription in whole or in part.

         The subscription price of $1,000 per Unit is required to be paid in two equal installments: $500 per Unit _ upon subscription and $500 on the first anniversary of the final subscription closing. Investors who breach their agreement to pay the remainder of their subscription price will be subject to legal action and various remedies of the Company, including total forfeiture of their interest in the Company, resulting in a total loss by the breaching investor of amounts previously paid. Funds paid by investors will be deposited in an interest-bearing bank escrow account with U.S. Trust pending each closing. The Company expects to incur organizational and offering expenses of approximately $ .

         The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

               The date of this Prospectus is March   , 2000.


                                     1

                                 FEE TABLE

Unitholder Transaction Expenses

SALES LOAD (as a percentage of offering price)....................   None

ANNUAL EXPENSES (as a percentage of net assets attributable
   to Units)
    Advisory Fees.................................................   2.00%*
       Other Expenses.............................................   0.__%**
    Total Annual Expenses.........................................   _____%

---------------------
* The Advisory Fee through the fifth anniversary of the final subscription closing date is 2.00% of the Company's net assets, determined as of the end of each calendar quarter. Thereafter, the Advisory Fee will be 1.00% of the Company's net assets, determined at the end of each calendar quarter. The Investment Adviser has agreed to waive its fee during the subscription period, which will end on the final subscription closing date. The Manager is also entitled to an Incentive Carried Interest in an amount equal to 20% of the Company's cumulative realized net capital gains on investments other than private funds (determined net of cumulative realized capital losses and current net unrealized capital depreciation on all of the Company's investments). See "Management" and "Allocations and Distributions."

** "Other Expenses" are based on estimated amounts for the current fiscal year and may be less than 0.__% of the Company's net --- assets if actual expenses incurred by the Company are lower. The Investment Adviser has agreed to waive or reimburse such expenses to the extent they exceed 0.__% of the Company's net assets. See "Management -- Expenses of the Company."


       EXAMPLE                                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
       -------                                                             ------  -------  -------  --------

       You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:
       Example 1 (1).....................................................  $       $        $____    $____
       Example 2 (2).....................................................  $___    $___     $____    $____



THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN IN THE EXAMPLES.

         The purpose of the above table is to assist the investor in understanding the various costs and expenses that an investor in the Company will bear directly or indirectly. To the extent that the Company invests in other private funds, you will also indirectly through the Company bear your pro rata share of the fees, expenses and any carried interest or incentive compensation paid by such funds. For a more complete description of the various costs and expenses, see "Management" and "Allocations and Distributions."

------------------

(1) Assumes Advisory Fee of 2.00% of the Company's net assets in years 1-5 and 1.00% thereafter and other expenses of 0.__% of the Company's net assets and does not include the Manager's Incentive Carried Interest.

(2) Assumes Advisory Fee of 2.00% of the Company's net assets in years 1-5 and 1.00% thereafter and other expenses of 0.% of the Company's net assets and includes the Incentive Carried Interest. These expense estimates are based on the assumption that the entire 5% annual return is the result of realized capital gains on investments other than private funds.


                                     2

                       INVESTOR SUITABILITY STANDARDS

         THE PURCHASE OF UNITS INVOLVES SIGNIFICANT RISKS AND IS NOT A SUITABLE INVESTMENT FOR ALL POTENTIAL INVESTORS. SEE "RISK FACTORS."

         SUBSTANTIAL MEANS AND NET WORTH. An investment in Units is suitable only for investors who have no need for liquidity in this investment and who have adequate means of providing for their annual needs and contingencies. Accordingly, no Units will be sold to a prospective investor unless such investor (i) has a net worth (exclusive of homes, home furnishings and automobiles) of $250,000 or (ii) has a net worth (exclusive of homes, home furnishings and automobiles) of $60,000 and expects to have during each of the current and the next three tax years income from any source of $60,000 or more. Units will not be sold to a trust account unless such trust account has total assets in excess of $500,000. Residents of certain states are required to represent that they meet the investor suitability standards established by such state. See "Terms of the Offering and Purchase of Units-- Investor Suitability Standards."

         ABILITY AND WILLINGNESS TO ACCEPT RISKS. The economic benefit from an investment in the Company depends upon many factors beyond the control of the Company and the Investment Adviser. The Company's investments involve a high degree of business and financial risk that can result in substantial losses. See "Risk Factors." Accordingly, the suitability for any particular investor of a purchase of Units will depend upon, among other things, such investor's investment objectives and such investor's ability to accept speculative risks. You should invest in the Company only if you can afford a complete loss of your investment. Units are not a suitable investment for investors seeking current income.

         ABILITY TO ACCEPT LIMITATIONS ON TRANSFERABILITY. Units are not redeemable prior to the termination of the Company and will be subject to significant restrictions on transfer. In addition, Units will not be traded on any securities exchange or other market. AN INVESTMENT IN THE COMPANY WILL BE ILLIQUID UNTIL ITS UNDERLYING INVESTMENTS ARE DISTRIBUTED OR LIQUIDATED. INVESTORS MUST BE WILLING AND ABLE TO BEAR THE RISKS OF AN INVESTMENT IN THE COMPANY UNTIL THAT TIME.

         RETIREMENT ACCOUNT CONSIDERATIONS. Most financial and tax planning experts recommend a balanced investment portfolio for retirement savings and suggest that the amount of funds to be invested by an employee benefit plan or a retirement account in high-risk securities, such as the Units, be appropriate to an investor's particular retirement savings needs. An investment in the Company also may generate unrelated business taxable income. The Company recommends that any purchase of Units be considered accordingly.

         PURCHASES ON BEHALF OF MINORS. In the case of a custodian purchasing Units on behalf of a minor pursuant to the Uniform Gifts to Minors Act, (i) if the funds used for the purchase of Units are funds gifted from a donor (who is normally the custodian for and the parent of the minor) to the minor at the time of purchase of Units, then the donor must meet the financial suitability standards set forth under "Investor Suitability Standards" and (ii) if the funds used for the purchase of Units are funds belonging to the minor prior to the time of the purchase of Units, then the minor must meet such financial suitability standards.


                                     3

                             PROSPECTUS SUMMARY

         This summary is qualified in its entirety by reference to the more detailed information included in this Prospectus and to the Operating Agreement attached hereto as Exhibit A.


                                THE COMPANY

         The Company is a Delaware limited liability company formed on February 18, 2000. We have elected to be treated as a business development company under the Investment Company Act. We provide investors with the opportunity to participate, with a minimum investment of $25,000, in direct private equity investments and privately offered investment funds managed by third parties. These investment opportunities are generally not available to the public and typically require substantially larger commitments than the minimum investment in the Company. Other advantages that may otherwise be unavailable to investors if they were to invest directly in private equity investments include professional management, portfolio diversification and administrative convenience. We operate more like a private venture capital fund than a traditional closed-end investment company. See "The Company," "Regulation," "Risk Factors," "The Offering," and "Description of Units."


                     INVESTMENT OBJECTIVE AND POLICIES

         The Company's investment objective is to achieve long-term capital appreciation. Current income is not an objective. We will pursue long-term capital appreciation primarily by investing in private domestic venture capital companies and other private companies (collectively, "Venture Capital Investments"). Venture Capital Investments are domestic companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors. Subject to the limitations of the Investment Company Act, we also intend to invest in domestic and international venture capital, buyout and other private equity funds managed by third parties ("Private Funds"), negotiated private investments in public companies ("Private Placements in Public Companies") and foreign companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors ("International Venture Capital Investments"). We refer to Venture Capital Investments, Private Placements in Public Companies and International Venture Capital Investments as Direct Investments. Pending investment, for operating purposes and for temporary or emergency purposes, we will make liquid investments in interest-bearing bank accounts, money market mutual funds, U.S. treasury securities and/or certificates of deposit with maturities of less than one year, commercial paper and other short-term securities (collectively, the "Short-Term Investments"). We generally will not make an investment in Private Funds, Private Placements in Public Companies or International Venture Capital Investments if, immediately after such investment is made, more than 30% of the value of our total investment assets would be invested in such assets.

         We will seek to invest in opportunities consistent with the investment philosophy of U.S. Trust, including the portfolio strategies and investment themes approach used by U.S. Trust in its investment management and advisory business, the Company however is not constrained or limited in any way to investments in such strategies and themes. We may from time to time borrow funds in an amount up to 25% of our total assets (after giving effect to the borrowing) in order to make additional investments in existing portfolio companies (referred to as follow-on investments), to maintain various regulatory qualifications, to pay contingencies and expenses or in anticipation of the receipt of funds from capital contributions or the disposition of investments. We do not intend to borrow in order to make the initial investment in a company. We will not borrow to pay the advisory fee payable to the Investment Adviser.

         There can be no assurance that we will achieve our investment objective. See "Investment Objective and Policies" and "Risk Factors."


                                     4

                        MANAGEMENT AND COMPENSATION

         The Investment Adviser is responsible pursuant to the Investment Advisory Agreement for identifying, evaluating, structuring, monitoring and disposing of our investments. The Manager is responsible pursuant to the Operating Agreement for providing, or arranging for third parties to provide any and all management and administrative services reasonably necessary for the operation of the Company and the conduct of its business. The [Manager] will also make available personnel and services to portfolio companies requiring managerial assistance.

         The Investment Adviser has served as the investment adviser to UST Private Equity Investors Fund, Inc. ("Fund I") and Excelsior Private Equity Fund II, Inc. ("Fund II"), each a registered business development company, since their inceptions in September 1994 and March 1997, respectively. The Company's investment objective and policies are similar to those of Fund I and Fund II, although the Investment Adviser expects to employ an investment strategy more similar to that of Fund II. As of January 31, 2000, Fund I had made investments in 12 portfolio companies and 6 private funds with an aggregate of approximately $40 million of invested and/or committed capital. As of January 31, 2000, Fund II had made investments in 17 portfolio companies and 13 private funds with an aggregate of approximately $156 million of invested and/or committed capital.

         Through the fifth anniversary of the final subscription closing date, the Company will pay the Investment Adviser an advisory fee equal to 2.00% of net assets, determined as of the end of each calendar quarter. Thereafter, the advisory fee will be 1.00% of net assets, determined as of the end of each calendar quarter. The Investment Adviser has agreed to waive its advisory fee during the subscription period, which will end on the final subscription closing date.

         The Manager will be entitled to allocations and distributions equal to the Incentive Carried Interest. The Incentive Carried Interest is an amount equal to 20% of the Company's cumulative realized capital gains on all Direct Investments determined net of:

         o cumulative realized capital losses on all investments of any type, and

         o current net unrealized capital depreciation on all investments of any type.

The Incentive Carried Interest will be determined annually as of the end of each year. The Manager's allocations and distributions will be made net of, respectively, all prior allocations and all prior distributions made to the Manager.


                                THE OFFERING

         The Company is offering investors the opportunity to subscribe to make capital contributions to the Company in exchange for membership interests in the Company. The Company is offering up to 400,000 units of member interests at a price per unit of $1,000 (the "Units"). Units are made available through UST Financial Services Corp. and/or certain of its affiliates and any other selling agents acceptable to the Company (collectively, the "Selling Agents") to clients of U.S. Trust and others approved by the Company and its affiliates who meet the investor suitability standards set forth herein. U.S. Trust may compensate from its own assets employees of U.S. Trust and its affiliates who sell Units of the Company to investors. The offering will terminate on [June 30, 2000] or such other subsequent date not later than [October 31, 2000] as the Manager may determine (the "Termination Date"). If a minimum of $250,000,000 has not been subscribed for by the Termination Date, the offering will terminate and all proceeds from the offering, will be refunded to investors with any interest earned thereon. See "Risk Factors -- Minimum Proceeds; Funding and Portfolio Balance."

         We expect to have our first closing (the "first subscription closing") approximately five business days after we have received subscriptions for at least $250,000,000. The Company may continue to accept subscriptions for Units from time to time at subsequent closings (each a "subsequent subscription closing") until the Termination Date. In the event that the Company receives subscriptions of more than $400,000,000 by the Termination Date, the Company may, if approved by the Board of Managers and the Investment Adviser, increase the offering, provided that in no event will the Company accept subscriptions totaling more than $600,000,000.


                                     5

         Each subscriber will be required to complete, execute and deliver to the Selling Agent an executed copy of the Subscription Agreement attached hereto as Exhibit B (the "Subscription Agreement"), which will form a binding contract of the investor. Funds paid by subscribers will be deposited in an interest-bearing bank escrow account with U.S. Trust of New York pending each closing. Organizational and offering costs of approximately $____ ($____ per Unit assuming the minimum of 250,000 Units are sold, or $_____per Unit assuming all 400,000 Units are sold) have been incurred by U.S. Trust and will be reimbursed by the Company on or shortly after the final subscription closing. Each investor's share of organizational and offering costs will be deducted from his or her capital account on or shortly after the final subscription closing. Any change in the price of the Units will be set forth in a supplement to this Prospectus. See "The Offering." The Company has registered the Units under the Securities Act of 1933, as amended (the "Securities Act").

         Pursuant to the Subscription Agreement, the subscription price of $1,000 per Unit is required to be paid in two equal installments: $500 upon subscription and $500 on the first anniversary of the final subscription closing. If you breach your agreement in the Subscription Agreement to pay the remainder of the subscription price, you will be subject to legal action and various remedies of the Company, including total forfeiture of your interest in the Company. This would result in your total loss of amounts previously paid.

        The Company intends to qualify as a "venture capital operating company" ("VCOC") under the Plan Asset Regulation issued by the Department of Labor ("DOL"). Prior to the date the Company qualifies as a VCOC, the Company will treat its assets as "Plan assets" and will not pay any expenses or fees to the Investment Adviser or its affiliates from the assets of the Company. Such fees and expenses will be paid upon qualification as a VCOC.

                            MINIMUM INVESTMENTS

         The minimum subscription amount is $25,000. We have the right to waive the minimum, at our discretion. See "The Offering."

                              USE OF PROCEEDS

         We intend to apply the net proceeds of this offering to make investments in furtherance of our investment objective and policies. See "Use of Proceeds."

                                RISK FACTORS

         These are speculative securities. Units of the Company are not deposits or obligations of, or guaranteed or endorsed by, U.S. Trust, and the Units are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

RISKS RELATED TO THE COMPANY

         Unspecified Use of Proceeds. Since the Company has not identified the particular uses for the net proceeds from this offering, prospective investors must rely on the ability of the Investment Adviser to identify and make portfolio investments consistent with the Company's investment objective.

         Lack of Operating History. While the key personnel of the Investment Adviser and its affiliates have considerable experience in venture capital and private equity investing, the Company has recently been formed and has no operating history of its own upon which an investor may base an evaluation of the likely performance of the Company.

         Minimum Proceeds; Funding and Portfolio Balance. The amount of funds at the Company's disposal and its portfolio balance could negatively impact the number and diversity of investments, increasing the Company's volatility and risk.

         Reliance on the Investment Adviser. The investment decisions of the Company will be made exclusively by the Investment Adviser. Investors will have no right to take part in the management of the Company.

                                     6

         Incentive Carried Interest. The Manager's Incentive Carried Interest based on 20% of the net realized capital gain of the Company may create an incentive for the Investment Adviser (an affiliate of the Manager) to cause the Company to make investments that are riskier or more speculative than would be the case in the absence of the Incentive Carried Interest.

         Transactions with Affiliates; Potential Conflicts of Interest. The Investment Company Act generally prohibits transactions between the Company and its affiliates unless the Company first obtains an exemption order from the Commission. Delays and costs involved in obtaining necessary approvals may decrease the profitability of transactions or make them impracticable or impossible to consummate, and there can be no assurance that the Commission will grant exemption orders. Conflicts of interest may arise in allocating management time, services or functions between the Company and other entities for which the Investment Adviser, the Manager and their affiliates may provide similar services.

         Liabilities of Members. You will not be liable for any obligations of the Company in excess of your capital, plus your share of undistributed profits, except that you may be obligated to make capital contributions to the Company pursuant to the Operating Agreement. However, if you receive a distribution from the Company and after such distribution the liabilities of the Company exceed the fair value of the Company's assets (and you had knowledge of this fact at the time of the distribution) you may be required to return such distribution to the Company. The company has no intention of making such distributions. You will not have the right to a return of your capital contribution except in accordance with the distribution provisions of the Operating Agreement.

         Capital Call. Failure to make your full subscription payment as required by the Subscription Agreement may result in the forfeiture of your entire interest in the Company.

         No Public or Other Market for Units. The Company is a newly organized entity. A member may transfer Units only by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of the member or otherwise, or with the written consent of the Manager (which it may withhold in its sole and absolute discretion and will grant, if at all, only in extenuating circumstances) or in connection with a transfer to a family trust or another entity that does not result in a change of beneficial ownership. Any permitted transferees will not, however, be allowed to become substituted members in the Company without the consent of the Manager, which consent may be withheld in the sole and absolute discretion of the Manager. No member will have the right to require the Company to redeem his, her or its Units. In addition, none of the Company, the Manager or the Investment Adviser (nor any of their respective affiliates) will make offers to repurchase Units, and Units will not be traded on any securities exchange or other market.

         FOR THESE VARIOUS REASONS, AN INVESTMENT IN THE COMPANY WILL BE ILLIQUID UNTIL ITS UNDERLYING INVESTMENTS ARE DISTRIBUTED OR LIQUIDATED. INVESTORS MUST BE WILLING AND ABLE TO BEAR THE RISKS OF AN INVESTMENT IN THE COMPANY UNTIL THAT TIME.

         Distributions In Kind. The Company may determine to make distributions of securities or other property in kind. To the extent that the Company does so, you will incur additional expenses when you determine to dispose of such securities or other assets. In addition, the determination of whether and when to dispose of such securities or other assets will be your responsibility.
Such securities or other property may be worth more or less when you dispose of them than their value at the time of distribution. Although the Company generally intends to distribute securities prior to liquidation only if such securities are traded in an active secondary market without registration, such securities may be subject to a minimum holding period or other limitations on resale.

         Regulation. The Company has elected to be treated as a business development company under the Investment Company Act, and as such is subject to numerous restrictions on the nature of its investments, the use of leverage and the issuance of securities, options, warrants or rights, which could prohibit the Company from investing in potentially attractive situations that might otherwise be available.

                                     7

GENERAL RISKS OF INVESTMENTS

         Risk of Private Equity Investments. Though private equity investments offer the opportunity for significant capital gains, such investments also involve a high degree of business and financial risk that can result in substantial losses.

         Illiquidity of Private Equity Investments. The Company anticipates that it may take up to four years before it is fully invested or committed to invest in portfolio companies, and it is unlikely that any significant distribution of the proceeds from the disposition of private equity investments will be made until the later years of the Company's term. Securities laws, contractual limitations and practical limitations may inhibit the Company's ability to sell, distribute or liquidate its investments in portfolio companies and could reduce the amount of proceeds that might otherwise be realized.

         Need for Follow-On Investments. There is no assurance that the Company will have sufficient funds available or choose to make follow-on investments. Failure to make follow-on investments may have a substantial impact on portfolio companies in need of such an investment or may result in a missed opportunity for the Company to increase its participation in a successful operation.

         Competition for Investments. The Company expects to encounter competition from, and to be a co-investor with, other professional venture capital, private equity or leveraged buyout groups including several in which the Company may be an investor.

         Borrowing. The use of leverage even on a short-term basis could have the effect of magnifying increases or decreases in the Company's net asset value and could result in lenders placing restrictions on the Company including reserve requirements or operating restrictions that would limit the ability of the Investment Adviser to control investments or refinancing and the ability of the Company to make distributions.

         Lack of Diversification. The Company intends to operate as a non-diversified investment company within the meaning of the Investment Company Act. Thus, the Company may be subject to greater risk of loss than if its investments were more widely diversified.

                 ALLOCATIONS, DISTRIBUTIONS AND LIQUIDATION

         The Company has been formed as a Delaware limited liability company and as such is governed by Delaware law and an operating agreement (the "Operating Agreement") that defines many of the rights and responsibilities of the Board of Managers, the Manager and members. A copy of the Operating Agreement is attached hereto as Exhibit A. Investors will become members of the Company, which will establish a capital account for each member. Your capital contributions and your share of items of income and gain will be credited to your capital account, and your distributions and your share of items of loss, deduction and expense will be debited from your capital account.

         Allocations. The income, gain, loss, deduction and expense of the Company generally will be determined and allocated as of the end of each fiscal year to reflect the economic interests of the members and the Manager.

         Company allocations generally will be made in the following manner:

         o all items of income, gain, loss, deduction and expense will be allocated to the members in an amount equal to the Members' Allocation pro rata in accordance with the member's capital contributions, and

         o gains will be allocated to the Manager until the cumulative amount of all gain that has been allocated to the Manager from the commencement of operations equals the Incentive Carried Interest calculated through the period for which the allocation is being made.

                                     8

         The Members' Allocation is all items of income, gain, loss, deduction and expense remaining after allocations have been made to the Manager.

         Distributions. The Company will distribute all cash that the Manager does not expect to use in the operation of the Company and that is available after the payment of all expenses then due and the creation of any reserves. The Company will make such distributions at least annually. Each year, the Manager generally will be entitled to a distribution equal to the excess of the Incentive Carried Interest as most recently calculated over the cumulative amount of all prior distributions made to the Manager. The members generally will be entitled to all amounts remaining for distribution pro rata in accordance with their capital contributions.

         Due to the nature of the Company's investments, investors should not expect distributions of cash or property during the first several years of the Company's operations. The Company will not reinvest income from its investments or the proceeds from the sale of its investments, in each case other than Short-Term Investments, except to make follow-on investments. The Company may make distributions in kind of its property, which generally would be treated for purposes of the Company's distribution policies as distributions of cash in an amount equal to the current market value or fair value of such property determined in accordance with the Company's valuation procedures.

         Liquidation. The duration of the Company will be ten years from the final subscription closing; however, the Board of Managers has the right, in its sole discretion, to extend the term for up to two additional two-year periods, after which the approval of members who represent 66 2/3% of the Company's outstanding Units may determine to extend the term of the Company. Upon dissolution of the Company, the affairs of the Company will be wound up and its assets distributed as provided in the Operating Agreement. See "Summary of the Operating Agreement."

                         TAX STATUS OF THE COMPANY

         At the first subscription closing, the Company will receive an opinion of its counsel to the effect that, under current law and based on certain assumptions and representations, the Company will be treated as a partnership and not as a publicly traded partnership that is treated as a corporation for federal income tax purposes. Such opinion will be based upon the maintenance of certain factual and other conditions, the continuation of which cannot be assured. No ruling has been or will be sought from the Internal Revenue Service ("IRS") regarding the status of the Company as a partnership. An opinion of counsel is not binding on the IRS or any court. If the Company were treated as a publicly traded partnership or otherwise as a corporation for federal income tax purposes, material adverse consequences for the members would result. See "Certain Federal Income Tax Considerations - Tax Status of the Company."


                                THE COMPANY

         The Company is a newly organized, non-diversified, closed-end management investment company which has elected to be treated as a business development company ("BDC") under the Investment Company Act, and which has registered its securities under the Securities Act of 1933. The Company's investment objective is to achieve long-term capital appreciation. The Company pursues its objective primarily by investing in Venture Capital Investments and, subject to the limitations of the Investment Company Act, Private Funds, Private Placements in Public Companies and International Venture Capital Investments which the Investment Adviser believes offer significant long-term capital appreciation potential. In addition, through the Manager, the Company will offer managerial assistance to certain portfolio companies. The Board of Managers may change the Company's status as a BDC under the Investment Company Act only with the vote of a majority of the outstanding Units. The Company provides investors with the opportunity to participate in investments which are generally not available to the public and typically require substantially larger financial commitments than the minimum investment in the Company.

         The Company was organized as a Delaware limited liability company on February 18, 2000. Pursuant to the Operating Agreement, the business and affairs of the Company are overseen by a three member Board of Managers, two of whom are not "interested persons" of the Company or its affiliates as that term is defined in the

                                     9

Investment Company Act. The Board of Managers is analogous to a Board of Directors of a corporation. Pursuant to the Operating Agreement, the Manager is entitled to the investment advisory fee and is responsible for providing, or arranging for third parties to provide, any and all management and administrative services reasonably necessary for the operation of the Company and the conduct of its business. The Investment Adviser is also entitled to the Incentive Carried Interest, subject to the supervision of the Board of Managers. Pursuant to the Investment Management Agreement, the Investment Adviser, subject to the supervision of the Board of Managers, is responsible for finding, evaluating, structuring, monitoring and liquidating the Company's investments as described in "Management." The Company's, the Manager's and U.S. Trust of New York's principal office is located at 114 West 47th Street, New York, New York 10036-1532, and the telephone number of the Company is (212) 852-3125. U.S. Trust Company's principal office is located at 225 High Ridge Road, Stamford, Connecticut, 06905.

         The duration of the Company will be ten years from the final subscription closing; however, the Board of Managers has the right, in its sole discretion, to extend the term for up to two additional two-year periods, after which the approval of members who represent 66 2/3% of the Company's outstanding Units may determine to extend the term of the Company. Upon dissolution of the Company, the affairs of the Company will be wound up and its assets distributed as provided in the Operating Agreement.

                     INVESTMENT OBJECTIVE AND POLICIES

GENERAL

         The investment objective of the Company is to seek long-term capital appreciation. Current income is not a significant factor in the selection of investments. We will pursue long-term capital appreciation primarily by investing in private domestic venture capital companies and other private companies (collectively, "Venture Capital Investments"). Venture Capital Investments are domestic companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors. Subject to the limitations of the Investment Company Act, we also intend to invest in domestic and international venture capital, buyout and other private equity funds managed by third parties ("Private Funds"), negotiated private investments in public companies ("Private Placements in Public Companies") and foreign companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors ("International Venture Capital Investments"). We refer to Venture Capital Investments, Private Placements in Public Companies and International Venture Capital Investments as Direct Investments. Pending investment, for operating purposes and for temporary or emergency purposes, the Company will invest in Short-Term Investments. Although the Company's objective is to seek long-term capital appreciation, there is no minimum holding period for the Company's investments and the Company may sell any investment at any time that the Investment Adviser believes it is advantageous to do so.

         As a BDC, the Company must invest at least 70% of its assets ("qualifying assets") in certain specified investments, including securities of companies that qualify as "eligible portfolio companies" under the Investment Company Act. The Company may maintain up to 30% of its assets in non-qualifying assets; however, the Company intends to retain maximum flexibility in connection with its investments and, therefore, does not have a policy as to the minimum percentage of its assets that will be so invested. See "The Company" and "Regulation."

         Venture Capital Investments

         We will seek to achieve our investment objective by investing primarily in Venture Capital Investments. We may also commit to invest funds in a Venture Capital Investment beyond our initial investment or guarantee the obligations of a Venture Capital Investment. We will attempt to reduce the risks inherent in private equity investing by investing in a diversified portfolio of companies involved in different industries and different stages of development, through the utilization of professional management provided by the Investment Adviser in the selection of private equity investments and through the active monitoring of such investments.

                                    10

         Other Private Equity Investments

         Subject to the limitations of the Investment Company Act, we may invest in Private Funds, International Venture Capital Investments and Private Placements in Public Companies (collectively, "Other Private Equity Investments"). We generally will not make an investment in Other Private Equity Investments if, immediately after such investment is made, more than 30% of the value of our total investment assets would be invested in such assets. Any Private Fund investments will generally be made in domestic or foreign venture capital, buyout or other private equity funds managed by third parties. We do not expect to invest more than 10% of our total assets in any one Other Private Equity Investment. The Investment Adviser will not have a role in the management of Private Funds. Private Funds typically charge a management fee and an incentive fee based upon gains. These fees are in addition to the management fees payable to the Investment Adviser, although the Manager's Incentive Carried Interest will not be based on gains from Private Funds.

         The Investment Adviser will evaluate the ability of prospective investments to produce long-term capital appreciation based upon criteria that may be modified from time to time. The criteria that will initially be used by the Investment Adviser in determining whether to make an investment include:

         (i)   The presence or availability of strong management;

         (ii) The existence of a substantial market for the products or services of a potential portfolio company, characterized by favorable growth potential, or a substantial market position in a stable industry;

         (iii) The opportunity for liquidity to eventually be obtained for the proposed investment through an initial public offering or through a sale of the business.

         (iv) A willingness of a potential portfolio company to permit us and our co-investors, if any, to take a substantial position in the company and have representation on its board of directors or a right to attend board meetings as a nonvoting participant, so as to enable us to influence the strategic direction of the company.

         Although the Company is a non-diversified company as defined in the Investment Company Act, we do not expect to invest more than 10% of our total assets in any one portfolio company or Private Fund. While we retain the flexibility to invest in all types of industries, we currently intend to make investments in companies engaged in businesses that are consistent with the general investment philosophy used by U.S. Trust in its investment management advisory business. U.S. Trust follows a long-term investment philosophy based on identifying opportunities with sustainable fundamental values and uses two specific portfolio strategies to guide investment decision-making.

         U.S. Trust's first strategy is one of growth. This strategy seeks to identify industries and companies with the capabilities to provide solutions to or benefit from markets which are growing in response to underlying trends, such as companies' need to enhance productivity through technological innovation or the changing demographics of the U.S. population. U.S. Trust's second strategy is a "transaction value" comparison of a company's real underlying asset value with similar assets changing ownership in market transactions. Differences between a company's real asset value and the price of its shares often are corrected over time by restructuring of the assets or by market recognition of their value.

         The two portfolio strategies discussed above are applied together with several "longer-term investment themes" to help identify specific investment opportunities. U.S. Trust believes that the longer-term themes described below represent strong and inexorable trends and that the beneficiaries of these trends will be rewarded in the long-term.

         o Communication and Information -- companies benefiting from the technological and international transformation of the communications and information industries, particularly the convergence of information, communication and entertainment.

                                    11

         o Productivity Enhancers -- companies benefiting from their roles as innovators, developers, and/or suppliers of goods and services which enhance service and manufacturing productivity or companies that are most effective at obtaining and applying productivity enhancements.

         o Infrastructure Development -- companies benefiting from the development and expansion of global infrastructure expenditure.

         o Early Life Cycle -- companies in an earlier stage of development looking to exploit new market opportunities.

         o Demographics/Rising Living Standards -- companies concerned with the quality characteristics, lifestyles and changing demographic profiles of individuals, families and companies.

         o Globalization Forces -- companies benefiting from their position as effective and strong competitors on a global basis.

         o Business and Industrial Restructuring -- companies benefiting from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

         INVESTMENT PRACTICES

         Borrowing. The Company may from time to time borrow funds for operating purposes in an amount up to 25% of the value of its total assets (after giving effect to the borrowing) in order to make additional investments in existing portfolio companies, to maintain various regulatory qualifications or to pay contingencies and expenses. If the Company borrows funds (other than through a private loan), distributions to Unitholders or the repurchase of Units generally is prohibited under the Investment Company Act unless the ratio of our total assets (less liabilities and indebtedness not subject to this test) to the amount of all such borrowings is at least 200% at the time of and after giving effect to the distribution or repurchase. In general, the Company does not intend to borrow for investment purposes other than for the purpose of making additional investments in existing portfolio companies and will not borrow to pay the management fee payable to the Investment Adviser. See "Regulation."

         The use of leverage even on a short-term basis will have the effect of magnifying increases or decreases in the Company's net asset value. We also expect that, as a condition to lending, lenders may place restrictions on us, which may include reserve requirements or operating restrictions, and may limit our ability to make distributions. There can be no assurance that the Company will borrow when considered desirable. The Company may not be able to arrange debt financing on terms acceptable to the Manager and the Board of Managers, or the Manager and the Board of Managers may believe borrowings are not in the Company's best interest. If the Company were unable to obtain debt financing, the Company might be required to sell a portfolio investment at an inopportune time, or to forego the purchase of an attractive investment. In either case, the value of the Company's investment portfolio, and of the Units, could be adversely affected. See "Risk Factors -- Borrowing."

         Other Investment Policies. The Company will not sell securities short or on margin. Except for hedging purposes, the Company will not write puts or calls or purchase or sell commodities or commodity contracts. The Company will not underwrite the issuance of securities of other companies. Realized and unrealized gains and losses on hedging instruments used to hedge Direct Investments will be treated as realized or unrealized gains or losses on such Direct Investments for purposes of the Company's allocation and distribution policies.

         The Company will not lend its assets to any person or individual, except through the purchase of bonds or other debt obligations customarily sold to institutional investors. However, the Company may, subject to limitations of the Investment Company Act, lend portfolio securities if collateral values are continuously maintained at no less than 100% by "marking to market" daily. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Company's investment objective and policies and by regulatory agencies and approved by the Board of Managers of the Company. While a loan of portfolio securities is outstanding, the Company will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral

                                    12

or a fee from the borrower. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         The Company will not invest in real estate or oil, gas or other mineral leases, either directly or indirectly (including limited partnership interests of entities which invest in real property or interests in oil, gas or minerals), although the Company may invest in other entities whose business involves the holding or acquisition of real estate or the holding or making of such leases.

         The Company's objective and its policies (other than its status as a BDC) are not deemed to be fundamental policies and all may be changed at any time and from time to time by the Board of Managers without member approval.

                                RISK FACTORS

         The Shares offered hereby involve a high degree of risk, including, but not limited to, the risk factors described below. Each prospective investor should carefully consider the following risk factors inherent in and affecting the business of the Company and this offering before making an investment decision. Prospective investors should consider the information set forth under "Management -- Potential Conflicts of Interest."

A.       RISKS RELATED TO THE COMPANY

         Lack of Operating History

         While the key personnel of the Investment Adviser and its affiliates have considerable experience in venture capital and private equity investing, including experience with Fund I and Fund II, the Company has recently been formed and has no operating history of its own upon which an investor may base an evaluation of the likely performance of the Company.

         Minimum Proceeds; Funding and Portfolio Balance

         The Company will begin operations upon the sale of a minimum of 250,000 Units or a minimum capitalization of approximately $250,000,000. The number of investments, portfolio balance and potential profitability of the Company could be affected by the amount of funds at its disposal and, with the minimum capitalization, the Company's investment return might be adversely affected. The funding level could negatively impact the number and diversity of investments, increasing the Company's volatility and risk.

         Reliance on the Investment Adviser

         The investment decisions of the Company will be made exclusively by the Investment Adviser. Investors will have no right or power to take part in the management of the Company and will not receive the detailed financial information made available by issuers to the Investment Adviser and the Manager in connection with the review of possible purchases for the Company's portfolio. Accordingly, investors must be willing to entrust all management aspects of the Company to the Investment Adviser and the Manager.

         Regulation

         The Company has elected to be treated as a BDC under the Investment Company Act. The applicable provisions of the Investment Company Act impose numerous restrictions on the activities of the Company, including restrictions on the nature of its investments, its use of leverage and its issuance of securities, options, warrants or rights. Among the restrictions is the requirement that a majority of the Board of Managers be individuals who are not "interested persons" within the meaning of the Investment Company Act and that the Company must generally invest at least 70% of its assets in securities of companies that meet the requirements for "eligible portfolio companies" under the Investment Company Act. In addition, a BDC must make significant managerial assistance available to a significant number of the companies whose securities it purchases. The Investment Adviser and Manager believe that the constraints applicable to BDCs are consistent with the objectives of the Company. However, such

                                    13

constraints could prohibit the Company from investing in some potentially attractive situations that might otherwise be available if such an investment would not disqualify the Company from its status as a BDC.

         There are relatively few judicial decisions under and administrative interpretations of the portions of, the Investment Company Act applicable to the Company, and there can be no assurance that such provisions will be interpreted or administratively implemented in a manner consistent with the Company's objectives and intended manner of operation. In the event that the Board of Managers determines that it cannot operate effectively as a BDC, the Board of Managers may at some future date decide to withdraw the Company's election to be treated as a BDC and transform it into an operating company not subject to regulation under the Investment Company Act and the special income tax provisions available to "regulated investment companies" under the Code, or cause the Company to be liquidated. Should the Board of Managers seek to withdraw such election, it must obtain the approval of members who represent a majority of the Company's outstanding Units. See "Regulation."

         Transactions with Affiliates; Potential Conflicts of Interest

         The Investment Company Act restricts transactions between the Company and any "affiliated person" (as defined in the Investment Company
Act) including, among others, the Company's officers, members of its Board of Managers, principal Unitholders, employees, the Investment Adviser, the Manager and any other affiliates of the Company. In many cases, the Investment Company Act prohibits transactions between the Company and such persons unless the Company first applies for and obtains an exemptive order from the Commission. Delays and costs involved in obtaining necessary approvals may decrease the profitability of such transactions or make it impracticable or impossible to consummate such transactions. Further, provisions of the Federal Reserve Act impose restrictions on certain types of transactions ("covered transactions") between a member bank and its affiliates, as defined in those provisions. For purposes of these provisions, the Company is an "affiliate" of the Investment Adviser, the Manager and Fund I and Fund II.

         Prior to commencement of operations, the Company's Board of Managers will implement written procedures approved by a majority of the disinterested members of the Board of Managers that are designed to regulate investment activity by affiliates in conflict with or in conjunction with the Company's activities, including adopting a code of ethics containing provisions designed to prevent employees from engaging in acts prohibited by Rule 17j-1 under the Investment Company Act. However, circumstances could develop which would require Commission approval in advance of proposed transactions by the Company or its affiliates with portfolio companies or their affiliates. Depending upon the extent of the Investment Adviser's influence and control with respect to such portfolio companies, the selection of any affiliates of the Investment Adviser to perform various services for portfolio companies may not be a disinterested decision and the terms and conditions for the performance of such services and the amount and terms of compensation to be received therefor may not be determined in arms-length negotiations, although the terms and conditions of any such selection are expected to be consistent with those which would be offered in good faith to an unaffiliated third party retained to provide such services. The selection of the Investment Adviser or any of its affiliates to perform services for a portfolio company must be approved by a majority of the disinterested members of the Board of Managers of the Company and the independent and disinterested directors of the portfolio company.

         In addition, officers, employees and members of the Board of Managers of the Company or officers, employees, directors, partners or members, its affiliates, including the Investment Adviser and the Manager, may serve as directors of or as consultants to certain portfolio companies and, in connection therewith, may earn consulting fees, finder's fees, and other fees and commissions, which may be paid in the form of cash, securities or other forms of consideration. While the Investment Adviser is obligated to use its best efforts to provide the Company with a continuing and suitable investment program consistent with its investment objective and policies, the Investment Adviser is not required to present to the Company any particular investment opportunity that falls within the investment objective and policies of the Company except as set forth in the procedures adopted by the Company's Board of Managers. Such procedures provide that the Investment Adviser must endeavor to offer to the Company on an equitable basis investment opportunities that would be suitable for both the Company and other similar private equity funds for which the Investment Adviser provides discretionary investment advisory services. The Company's portfolio companies may also enter into certain financial arrangements with the Company and/or its affiliates subject to appropriate regulatory guidelines or approvals as required. The Company may seek an exemptive order from the Commission relieving the Company, subject to certain terms and conditions, from certain provisions of the

                                    14

Investment Company Act to permit co-investments by the Company with certain affiliates of the Company or the Investment Adviser, including certain companies or funds that may be set up in the future. Such co-investments will be in specified amounts and on terms and conditions that are the same in all material respects, subject to the availability of capital for investment on the part of the Company and each such affiliate and certain other considerations. There can be no assurance that the Commission will grant such an order or that such affiliates will have capital available to co-invest with the Company. See "Regulation." The Investment Adviser and its affiliates will not enter into any such arrangement with a portfolio company unless such arrangement has been approved by a majority of the disinterested members of the Board of Managers of the Company and by the independent directors of the portfolio company who also have no interest in the arrangement. Because of their potentially varying investment objectives or other factors, conflicts could arise between the Company and its affiliates relating to such co-investments, which can only be resolved through the exercise by the Investment Adviser of such judgment as is consistent with its fiduciary duties to the Company. Even with the proper exercise of such judgment, however, there can be no assurance that potential conflicts will be resolved in a manner favorable to the Company. The Company will not have independent management or employees and will rely upon the Investment Adviser, the Manager and their affiliates for management and administration of the Company and its assets. Conflicts of interest may arise in allocating management time, services or functions between the Company and other entities for which the Investment Adviser or Manager and their affiliates may provide similar services. The Company's Board of Managers will supervise the activities of the Investment Adviser and the Manager. See "Management -- Potential Conflicts of Interest."

         Unspecified Use of Proceeds

         Inasmuch as the Company has not identified the particular uses for the net proceeds from this offering other than to make investments on the basis of opportunities as they may arise, prospective investors must rely on the ability of the Investment Adviser to identify and make portfolio investments consistent with the Company's investment objective. Investors will not have the opportunity to evaluate personally the relevant economic, financial and other information which will be utilized by the Investment Adviser in deciding whether or not to make a particular investment or to dispose of any such investment. See "Use of Proceeds."

         Federal Income Taxation

         Tax Status of the Company. At the first subscription closing, the Company will receive an opinion of its counsel to the effect that, under current law and based on certain assumptions and representations, the Company will be treated as a partnership and not as a "publicly traded partnership" that is a corporation for federal income tax purposes. Such opinion will be based upon the maintenance of certain factual and other conditions, the continuation of which cannot be assured. No ruling has been or will be sought from the IRS regarding the status of the Company as a partnership. An opinion of counsel is not binding on the IRS or any court.

         A limited liability company (such as the Company) that has elected to be treated as a business development company under the Investment Company Act would be treated as a corporation for federal income tax purposes if it became a publicly traded partnership. If the Company were treated as a publicly traded partnership or otherwise as a corporation for federal income tax purposes, material adverse consequences for the members would result. The Company would be subject to tax on its income at corporate tax rates, without a deduction for any distribution to the members, thereby materially reducing the amount of any cash available for distribution to the members. In addition, capital gains and losses and other income and deductions of the Company would not be passed through to the members, and the members would be treated as shareholders for federal income tax purposes. Thus, all distributions by the Company to the members would be treated as dividends, return of capital and/or gains. See "Certain Federal Income Tax Considerations - Tax Status of the Company."

         Taxation of Members on Company Profits and Losses. The Company, if treated as a partnership for tax purposes as discussed above, will not itself be subject to federal income tax. Rather, each member in computing its federal income tax liability for a taxable year will be required to take into account his, her or its allocable share of Company items of income, gain, loss, deduction and expense for the taxable year of the Company ending within or with such taxable year of the member, regardless of whether the member has received any distributions from the Company. Prospective investors should also be aware that they will be subject to various limitations on their ability to deduct their allocable share of Company losses (or items of loss and deduction thereof). For this reason and various other reasons, it is possible that a member's federal income tax liability with respect to his, her or its allocable

                                    15

share of the Company's earnings in a particular year could exceed the cash distributions to the member for the year, thus giving rise to an out-of-pocket payment by the member.

         Tax Exempt Investors. The Company may from time to time borrow funds for operating purposes in an amount up to 25% of the value of its total assets (after giving effect to the borrowing) in order to make additional investments in existing portfolio companies, to maintain various regulatory qualifications or to pay contingencies and expenses. To the extent that the Company does so, an investment in the Company will generate unrelated business taxable income for federal income tax purposes (and may have other adverse tax consequences) for pension funds, Keogh plans, individual retirement accounts, tax-exempt institutions and other tax-exempt investors.

         General. In view of the complexity of the tax aspects of the offering, particularly in light of recent changes in the law and the fact that certain of the tax aspects of the offering will not be the same for all investors, prospective investors must consult their own tax advisors with specific reference to their own tax situations prior to investing in the Company. No assurance can be given that the current federal income tax treatment applicable to an investment in the Company will not be modified by legislative, administrative or judicial action in the future. Any such changes may retroactively affect existing transactions and investments. Prospective investors must also consult their own tax advisors with respect to the effects of applicable state, local and non-U.S. tax laws.

         The foregoing is a summary of certain significant federal income tax risks relating to an investment in the Company. This summary should not be interpreted as a representation that the matters referred to herein are the only tax risks involved in this investment or that the magnitude of such risks is necessarily equal. For a more detailed discussion of these and other federal income tax risks of an investment in the Company, see "Certain Federal Income Tax Considerations."

Liability of Investors

         You will not be liable for any obligations of the Company in excess of your capital, plus your share of undistributed profits, except that you may be obligated to make capital contributions to the Company pursuant to the Operating Agreement. However, if you receive a distribution from the Company and after such distribution the liabilities of the Company exceed the fair value of the Company's assets (and you had knowledge of this fact at the time of the distribution) you may be required to return such distribution to the Company. The Company has no intention of making such distributions. You will not have the right to a return of your capital contribution except in accordance with the distribution provisions of the Operating Agreement.

         No Public or Other Market for Units

         No person may become a substitute member without the written consent of the Manager, which may withhold its consent for any reason in its sole and absolute discretion. A member may transfer Units only by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of the member or otherwise, or with the written consent of the Manager (which it may withhold in its sole and absolute discretion and will grant, if at all, only in extenuating circumstances) or in connection with the transfer to a family trust or another entity that does not result in a change in beneficial ownership. Notice to the Company of any proposed transfer must include evidence satisfactory to the Manager that the proposed transferee meets any eligibility and suitability standards and must be accompanied by properly completed transfer documents.

         Any transferee that acquires Units by operation of law as a result of death, bankruptcy, insolvency or dissolution of the member or otherwise shall be entitled to the allocations and distributions, if any, with respect to the Units so acquired and to transfer those Units subject to the restrictions of the Operating Agreement, but shall not be entitled to the other rights of a member unless and until that transferee becomes a substituted member as provided in the Operating Agreement. If a member transfers Units with the approval of the Manager under the policies established by the Company, the Company shall promptly take all necessary actions so that each transferee or successor to whom those Units is transferred is admitted to the Company as a member. Each member and transferee must pay all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with such transfer.

         By subscribing for Units, each member will agree to indemnify and hold harmless the Company, the Investment Adviser, the Manager, each other member and any affiliate of the foregoing against all losses, claims,

                                    16

damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that member in violation of these provisions or any misrepresentation made by that member in connection with any such transfer.

                  Distributions In Kind. The Company may determine to make distributions of securities or other property in kind. To the extent that the Company does so, you will incur additional expenses when you determine to dispose of such securities or other assets. In addition, the determination of whether and when to dispose of such securities or other assets will be your responsibility. Such securities or other property may be worth more or less when you dispose of them than their value at the time of distribution. Although the Company generally intends to distribute securities prior to liquidation only if such securities are traded in an active secondary market without registration, such securities may be subject to a minimum holding period or other limitations on resale.

B.       GENERAL RISKS OF INVESTMENTS

         Risk of Private Equity Investments

         While the Company will be a non-diversified company as defined by the Investment Company Act, it does not expect to invest more than 10% of its total assets in any one portfolio company. The Company's investments in Private Funds serve to further diversify its holdings. Since the Company's assets may be concentrated in relatively few investments, substantial declines in the values of its investments could have a material adverse effect on the net asset value of the Company. Although private equity investments offer the opportunity for significant capital gains, such investments involve a high degree of business and financial risk that can result in substantial losses. Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operating results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources, more extensive development, manufacturing, distribution or other attributes, over which the Company will have no control. The Company anticipates that it may also make investments in high-technology companies that may face risks of product obsolescence.

         Illiquidity of Private Equity Investments

         Because of the competition for investments that meet the requirements for "qualifying assets," the Company anticipates that it may take up to four years before it is fully invested or committed to invest in portfolio companies. Private equity investments may typically take from two to seven years from the date of initial investment to reach a state of maturity at which disposition can be considered. In light of the foregoing, it is unlikely that any significant distribution of the proceeds from the disposition of private equity investments will be made until the later years of the Company's term.

         The Company's private equity investments will consist primarily of securities that are subject to restrictions on sale by the Company because they were acquired from the issuer in "private placement" transactions or because the Company is deemed to be an affiliate of the issuer. Generally, the Company cannot sell these securities publicly without the expense and time required to register the securities under the Securities Act or sell the securities under Rule 144 or other rules under the Securities Act which permit only limited sales under specified conditions. When restricted securities are sold to the public, the Company may be deemed an "underwriter" or possibly a controlling person under the Securities Act and be subject to liability as such under the Securities Act.

         In addition, contractual or practical limitations may inhibit the Company's ability to sell, distribute or liquidate its investments in portfolio companies because the issuers are privately held, because the Company owns a relatively large percentage of the issuer's outstanding securities, or because joint venture associates, other investors, financial institutions, or management are relying on the Company's continued investment. Sales may also be limited by financial market conditions, which may be unfavorable for sales of securities of particular issuers or issuers in particular markets. The above limitations on liquidity of the Company's portfolio investments could prevent a successful sale and result in the delay of any sale or reduction in the amount of proceeds that might otherwise be realized. Although the Company will reflect these restrictive factors in the valuation of its investments, no assurance

                                    17

can be given that the estimated values will represent the return that might ultimately be realized by the Company from the investment. See "Valuation of Portfolio Securities."

         Need for Follow-On Investments

         Following its initial investments in portfolio companies, the Company anticipates that it may be called upon to provide additional funds to portfolio companies or have the opportunity to increase investments in successful operations. Although the Company may borrow to make follow-on investments, there is no assurance that the Company will make follow-on investments or that the Company will have sufficient funds to make such investments. Any decision by the Company not to make follow-on investments or its inability to make them may have a substantial impact on portfolio companies in need of such an investment or may result in a missed opportunity for the Company to increase its participation in a successful operation.

         Competition for Investments

         The Company expects to encounter competition from other entities having similar investment objectives. Historically, the primary competition for venture capital, buyout, and other private equity investments has been from venture capital, buyout and private equity partnerships and corporations, private equity affiliates of large industrial and financial companies, small business investment companies, and wealthy individuals. The Company will frequently be a co-investor with other professional venture capital, private equity or leveraged buyout groups including several in which the Company may be an investor. These relationships with other groups should expand the Company's access to investment opportunities.

         In addition, it is possible that there may be circumstances under which an additional investment would be considered an affiliated transaction, requiring prior Commission approval. The receipt of an exemptive order from the Commission could be time consuming and costly and there can be no assurance that such approval would be obtained.

         Borrowing

         In general, the Company does not intend to borrow funds for investment purposes. However, the Company may borrow funds to facilitate the making of follow-on investments, to maintain various regulatory qualifications or to pay contingencies and expenses. The Company will not borrow to pay the advisory fee payable to the Investment Adviser. The Company is permitted under the Investment Company Act to borrow funds if, immediately after the borrowing, it will have an asset coverage (as defined in the Investment Company Act) of at least 200%. The amount and nature of any borrowings will depend upon a number of factors over which neither the Board of Managers nor the Investment Adviser has control, including general economic conditions, conditions in the financial markets and the impact of the financing on the tax treatment of the members. Subject to the foregoing, the Company may borrow funds in an amount up to 25% of the value of its assets. See "Investment Objective and Policies -- Borrowing."

         Although the Company does not intend to borrow funds to make initial investments, the use of leverage even on a short-term basis could have the effect of magnifying increases or decreases in the Company's net asset value. The Company also expects that, as a condition to lending, lenders may place restrictions on the Company, which may include reserve requirements or operating restrictions, and may limit the ability of the Company to make distributions to members. There can be no assurance that debt financing will be available on terms that the Manager considers to be acceptable and in the best interests of the Company. If borrowing is unavailable, the Company may be required to make an untimely disposition of an investment.

         Lack of Diversification

         The Company intends to operate as a non-diversified investment company within the meaning of the Investment Company Act and, therefore, the Company's investments may not be substantially diversified. In any event, the Company will not be able to achieve the same level of diversification as much larger entities engaged in similar activities. The Company's assets may be subject to greater risk of loss than if they were more widely

                                    18

diversified, inasmuch as the failure of one or more of a limited number of investments could have a greater adverse effect on the Company than the failure of one of a large number of investments, See "Investment Objective and Policies."


                                THE OFFERING

         The Company is offering investors the opportunity to subscribe to make capital contributions to the Company in exchange for membership interests in the Company. The Company is offering up to 400,000 Units at a price per Unit of $1,000. The minimum subscription is $25,000. We have the right to waive the minimum at our discretion. There are no sales charges or other commissions payable in connection with the purchase of the Units. If subscriptions for a minimum of $250,000,000 have not been received by the Termination Date, the offering will terminate and all proceeds from the offering will be refunded to investors with any interest earned thereon and without any deductions. See "Risk Factors -- Minimum Proceeds; Funding and Portfolio Balance."

         Each investor will be required to complete, execute and deliver to the Selling Agent an executed copy of the Subscription Agreement, which will form a binding contract of the investor. The Subscription Agreement must be accompanied by a money transfer or check payable to the order of "United States Trust Company of New York -- Escrow Agent" in the amount of $500 for each Unit subscribed for, representing the initial capital contribution per Unit. The remaining $500 per Unit will be required to be paid on the first anniversary of the final subscription closing. We will give you or your designated representative at least 30 business days' notice of the second contribution date, which notice will specify the date for payment and amount required to be paid.

         If any member fails to make the second payment when due, the Company will give the member immediate notice of default. If such member fails to cure such default promptly after receiving the notice of default from the Company, the Company may take such action as may be necessary, including enforcing the Subscription Agreement in any court of competent jurisdiction. The Company may in its sole discretion elect instead to avail itself of any other remedies afforded under Delaware law, including potentially complete forfeiture to the Company of the delinquent member's Units. This would result in the complete loss of amounts previously contributed by the delinquent member.

         Funds paid by subscribers will be deposited in an interest-bearing bank escrow account with U.S. Trust of New York pending each closing. In the event the Company rejects a subscriber's Subscription Agreement or a subscriber elects to withdraw his subscription prior to his or her initial subscription closing date, U.S. Trust of New York will promptly deliver to such subscriber all funds received; any interest earned on such funds will be returned within five business days of the next subscription closing after such rejection or withdrawal.

         We expect that a first subscription closing will be held on or about the fifth business day after receipt of subscriptions for at least $250,000,000. The Company may continue to offer the remaining unsold Units and accept subscriptions for such Units from time to time at subsequent closings until the Termination Date. In the event that the Company receives subscriptions for more than $400,000,000 by the Termination Date, the Company may, if approved by the Board of Managers and the Investment Adviser, increase the offering, provided that in no event will the Company accept subscriptions totaling more than $600,000,000. Within five days after each closing, U.S. Trust will mail to each subscriber checks in the respective amounts of interest earned by funds held in escrow. If the minimum of 250,000 Units are sold, any charges or expenses associated with the escrow account will be paid by the Investment Adviser.

INVESTOR SUITABILITY STANDARDS

         Units will be sold only to prospective investors who represent that they (i) have a net worth (exclusive of homes, home furnishings and automobiles) of $250,000 or (ii) have a net worth (exclusive of homes, home furnishings and automobiles) of $60,000 and expect to have during each of the current and the next three tax years income from any source of $60,000 or more. In addition, Units will not be sold to a trust account unless such trust account has total assets in excess of $500,000. Residents of certain states are required to represent that they meet the investor suitability standards established by such state.

                                    19

         The Company intends to qualify as a VCOC under the Plan Asset Regulation issued by the DOL. Prior to the date the Company qualifies as a VCOC, the Company will treat its assets as "Plan assets" and will not pay any expenses or fees to the Investment Adviser or its affiliates from the assets of the Company. Such fees and expenses will be paid upon qualification as a VCOC.


                              USE OF PROCEEDS

         The net proceeds to the Company from this offering will be $400,000,000 if all Units are sold and before deducting organizational and initial offering expenses estimated to be approximately [$_________].

         No portion of the net proceeds of the offering has been allocated to any particular investment. However, the proceeds will be utilized in a manner consistent with the Investment Company Act and the Company's investment objective and policies. Pending investment, for operating purposes and for temporary or emergency purposes, such proceeds will be invested in Short-Term Investments.

         It is anticipated that there will be a significant period of time (up to four years) before the Company becomes fully invested. Although the Company intends to invest or commit to invest at least 50% of the proceeds from this offering in Venture Capital Investments within approximately two years after the receipt of such proceeds, a delay is common for BDCs because of the competition for investments in entities that meet the requirements for "qualifying assets" under the Investment Company Act. Further, investments in Venture Capital Investments and other Direct Investments may typically take from two to seven years from the date of initial investment to reach a state of maturity at which disposition can be considered. In light of the foregoing, it is unlikely that any significant distribution of the proceeds from the disposition of Venture Capital Investments and other Direct Investments will be made until the later years of the existence of the Company. See "Risk Factors."


                                 MANAGEMENT

INVESTMENT ADVISER; COMPENSATION

         Investment Adviser. United States Trust Company of New York and U.S. Trust Company will serve as the co-investment Adviser (collectively referred to herein as "U.S. Trust" or the "Investment Adviser") of the Company pursuant to an investment advisory agreement with the Company (the "Advisory Agreement"). The Investment Adviser has managed Fund I and Fund II, each a registered BDC, since September 1994 and March 1997, respectively.

         Under the supervision of the Company's Board of Managers, the Investment Adviser is responsible for finding, evaluating, structuring, and monitoring the Company's investments. The investment professionals in charge of the day-to-day management of the Company have extensive experience in venture capital and private equity investing. See "Managers, Officers and Investment Professionals" below.

         U.S. Trust provides investment management, trust and banking services to individuals, corporations and institutions. U.S. Trust is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation and is one of the twelve members of the New York Clearing House Association. On December 31, 1999, U.S. Trust's Asset Management Group had approximately $86 billion in assets under management. The principal business address of the Investment Adviser is 114 West 47th Street, New York, New York 10036-1532. The Investment Adviser is a subsidiary of U.S. Trust Corporation.

         Management Fee. In return for its services and the expenses which the Investment Adviser assumes under the Advisory Agreement, the Company will pay the Investment Adviser, on a quarterly basis, an advisory fee equal to 2.00% of net assets through the fifth anniversary of the first closing date and 1.00% of net assets thereafter. The management fee is payable in arrears on the last day of each calendar quarter. The Investment Adviser has agreed to waive the Advisory Fee during the subscription period, which will end on the final subscription date. See "The Company" and "Regulation."

                                    20

         Advisory Agreement. The Company will enter into an investment advisory agreement with the Investment Advisor. The Advisory Agreement provides that the Investment Adviser shall, subject to the supervision of the Board of Managers, identify, evaluate, structure, monitor and dispose of the Company's investments.

         Under the Advisory Agreement, the Company is obligated to bear all costs and expenses directly allocable and identifiable to the Company or its business or investments, including, but not limited to, fees of the Board of Managers; fees of the Investment Adviser; expenses of registering the Units under federal and state securities laws; interest; taxes; fees and expenses of the Company's legal counsel and independent accountants; fees and expenses of the transfer agent; expenses of printing and mailing Units certificates, reports to members, notices to members and proxy statements; reports to regulatory bodies; brokerage and other expenses in connection with the execution, recording and settlement of portfolio security transactions; expenses in connection with the acquisition and disposition of portfolio securities or the registration of privately issued portfolio securities; costs of third party evaluations or appraisals of the Company (or its assets) or its actual investments; expenses of membership in investment company associations; expenses of fidelity bonding and other insurance premiums; expenses of members' meetings; commission and state blue sky registration fees; fees payable to the National Association of Securities Dealers, Inc. (the "NASD"), if any, in connection with this offering; and the Company's other business and operating expenses.

         The Advisory Agreement provides for indemnification by the Company of the Investment Adviser from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) not resulting from willful misfeasance, bad faith or gross negligence in the performance by the Investment Adviser of its duties thereunder or the reckless disregard of its obligations and duties under the Advisory Agreement.

         The Advisory Agreement provides that it shall continue in effect for two years and that, after the initial period of effectiveness, it will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board of Managers of the Company who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding Units of the Company; or (ii) the vote of a majority of the full Board of Managers of the Company. The Advisory Agreement also provides that it may be terminated at any time, without the payment of any penalty, either by: (i) the Company, by action of the Board of Managers or by vote of a majority of the outstanding Units of the Company, on 60 days' written notice to the Investment Adviser; or (ii) the Investment Adviser, on 90 days' written notice to the Company. The Advisory Agreement will terminate immediately in the event of its "assignment" (as defined in the Investment Company Act).

THE MANAGER

         [UST Management LLC] serves as the Manager of the Company pursuant to the Operating Agreement, subject to the supervision of the Board of Managers. The Operating Agreement requires the Manager to provide, or arrange suitable third parties to provide, any and all management and administrative services reasonably necessary for the operation of the Company and the conduct of its business. Such management and administrative services include, without limitation, providing the Company with office space, equipment, facilities and supplies and clerical services; keeping and maintaining the books and records of the Company, administering capital accounts and handling communications and correspondence with members, preparing accounting, management and other reports; and providing such other managerial and administrative services as may be reasonably requested by the Company. The Manager also makes available personnel and services to portfolio companies requiring managerial assistance.

         The Manager is a recently organized limited liability company that was created to provide management and administrative services to the Company and to other investment funds that U.S. Trust may establish in the future. The Investment Adviser is the managing member of the Manager. Certain employees and officers of U.S. Trust and its affiliates are members of the Manager and are allocated a portion of the Manager's net profits and net losses. The principal business address of the Manager is 114 West 47th Street, New York, New York 10036-1532.

         Pursuant to the Operating Agreement, the Company maintains a capital account for the Manager and makes certain allocations and distributions to the Manager. See "Description of the Company - Allocations and Distributions."

                                    21

INVESTMENT OPERATIONS

         The Investment Adviser will initiate, screen and monitor the Company's investments.

         Venture Capital Investments will typically be structured in negotiated, private transactions directly with the issuer. The Company's investments will generally consist of non-publicly traded equity and equity-like securities, including common stock, preferred stock, limited partnership interests, limited liability company interests, warrants and convertible debentures, subject to certain regulatory and other restrictions. In connection with most Company investments, the Investment Adviser or the Manager will work with the portfolio company to develop and implement the portfolio company's long-term strategy and to enhance its value.

         The Investment Committee of the Investment Adviser, which consists of senior investment professionals of U.S. Trust, will make the final investment decisions regarding any investment proposal made by the Investment Adviser.

         Deal Origination. Investment proposals may come to the attention of the Investment Adviser from many sources including unsolicited proposals from the public, personal contacts of the Investment Adviser or its affiliates, other private equity investors and referrals from investment banks, commercial banks, lawyers, accountants and other members of the financial community, including U.S. Trust personnel. The Investment Adviser believes that investment opportunities may also come from several venture capital and private equity funds of which it or any of its affiliates may be an investor. Under certain circumstances, such opportunities may require prior exemptive relief from the Commission. See "Risk Factors -- Transactions with Affiliates; Potential Conflicts of Interest" and "Regulation."

         Evaluation of Investment Opportunities. Prior to committing funds to an investment opportunity, a disciplined investment process is undertaken which includes a legal, financial, tax, industry and company due diligence investigation by the Investment Adviser to assess the prospects and risks of the potential investment. The experience and expertise of the officers of the Investment Adviser will be essential in evaluating products, markets, industry trends, financial requirements, competition and the management team associated with a prospective investment. Each investment opportunity will need to be approved by the Investment Committee of the Investment Adviser.

         Structuring of Investments. The terms and conditions of the investments acquired will result from negotiations directly with the portfolio company or an affiliate thereof. The Investment Adviser will be responsible for conducting such negotiations on behalf of the Company and will seek to structure the terms of the investment to provide for the capital needs and success of the issuer and at the same time to maximize the Company's opportunity for long-term capital appreciation. An important factor in successful private equity investing is proper structuring of the transaction in terms of such matters as price, type of security, restrictions on use of funds, commitments or rights to provide additional financing, control and involvement in the issuer's business and liquidity.

         Management Assistance and Monitoring of Investments. Successful business development investing requires active monitoring and participation and influence on major business decisions. Representatives of the Manager and/or its affiliates will frequently serve as members of the board of directors or advisory boards of portfolio companies or will have visitation rights to those companies. Board representation, as well as a close working relationship with the operating management, should enable the Company to exercise influence and provide management assistance with respect to such matters as capital structure, budgets, profit goals, diversification strategy, financing requirements, management additions or replacements and developing a public market for the securities of the portfolio companies. The close tracking of internal financial statements and progress reports, as well as an active working relationship with management, form the basis of effective portfolio monitoring and risk management.

         Liquidation of Investments. In order to realize the benefits of capital appreciation, private equity investments must be liquidated. The method and timing of the liquidation of investments are critical elements to maximizing portfolio return. The Company expects to liquidate its investments through a variety of transactions, including mergers, negotiated sales of portfolio companies, sales in registered public offerings, sales in the public markets of registered securities and recapitalizations. In structuring the investments, the Investment Adviser will endeavor to reach such understanding with the portfolio company or its affiliates as may be appropriate as to the method and timing of liquidation of the Company's investments and will usually seek to obtain registration rights at the expense

                                    22

of the issuer and reporting compliance for eligible companies under Rule 144 under the Securities Act. Timing of divestiture or liquidation depends on the performance of the portfolio company, the ability of the portfolio company to refinance its outstanding securities and other financial market opportunities. See "Risk Factors -- Liquidity of Private Equity Investments." The Company will bear the costs of liquidating investments to the extent that such expenses are not paid by the issuer. The Company may as an alternative to liquidating certain investments distribute such investments in kind. Prior to liquidation of the Company, the Company intends to distribute in kind only securities that may be resold without registration under the Securities Act and for which an active trading market exists. Such distributions may have benefits for investors, including greater control over the timing of recognition of capital gains for income tax purposes. Distributions in-kind also involve certain expenses and risks. See "Risk Factors--Distributions of Securities In Kind."

BACKGROUND

         The following list includes all the private companies and private funds in which Fund I and Fund II have invested as of January 31, 2000 and as reported in their respective annual reports as filed with the Commission. The list is intended to illustrate the types of investments with which the Investment Adviser has had investment experience.

                                    23

FUND II

     EXCELSIOR PRIVATE EQUITY FUND II, INC. INVESTMENTS (AS OF 1/31/00)
     ------------------------------------------------------------------

                                       Average Holding              Cost     Realized        Unrealized       Total
                                       Period (Years)              Basis   Gain/(Loss)      Gain/(Loss)       Value

DIRECT INVESTMENTS
Advantage Schools, Inc.                      1.3             $ 4,606,980              $ -      $ 4,540,257          9,147,237
Captura Software, Inc.                       1.0               3,999,999                -                -          3,999,999
Classroom Connect, Inc.                      1.1               7,999,951                -        1,819,965          9,819,915
Constellar Corporation                       1.8               6,999,995                -                -          6,999,995
Conway Stuart Medical, Inc.                  0.4               6,124,144                -                -          6,124,144
ePod Corporation                             0.1               1,000,000                -                -          1,000,000
Killerbiz, Inc.                              0.1                 500,000                -                -            500,000
Lifeminders.com, Inc.*                       0.6              11,499,997                -      172,817,836        184,317,833
Managemark, Inc.                             0.6               5,000,002                -                -          5,000,002
MarketFirst Software, Inc.                   0.4               4,999,543                -                -          4,999,543
PowerSmart, Inc.                             1.9               9,237,500                -        4,851,261        14,088,761
Protogene Laboratories, Inc.                 0.1               6,000,000                -                -          6,000,000
ReleaseNow.com, Inc.                         1.4               6,810,039                -        2,646,106          9,456,145
Softcom Microsystems, Inc.                   1.0               4,178,649        9,998,176        1,243,640         15,420,465
Survivalink Corporation                      1.4               7,584,999                -                -          7,584,999
WNP Communications, Inc.                     0.8               5,877,855       13,338,275                -         19,216,130
Zeus Wireless, Inc.                          0.1               5,000,001                -                -          5,000,001

DIRECT INVESTMENT TOTALS                     1.0            $ 97,419,653     $ 23,336,450     $187,919,065       $308,675,168


                                           Capital                  Cost     Realized        Unrealized         Total
                                          Committed              Basis**   Gain/(Loss)      Gain/(Loss)         Value
FUND INVESTMENTS
Advanced Technology Ventures V                3,000,000        1,575,000                -          979,751        2,554,751
Brand Equity Ventures                         2,500,000        1,855,263          496,693          655,133        3,007,089
Brentwood Associates III                      5,000,000          709,730                -          122,281          832,011
Broadview Capital Partners                    5,000,000        1,000,000                -          (76,370)         923,630
Commonwealth Capital Ventures II              4,000,000        2,300,000                -          536,383        2,836,383
Communications Ventures III                   5,000,000        3,625,000                -        1,390,109        5,015,109
Friedman, Fleischer & Lowe                    5,000,000          635,269                -          (29,000)         606,269
Mayfield Fund X                               5,000,000        2,250,000                -           35,934        2,285,934
Mid-Atlantic Ventures III                     5,000,000        3,500,000                -        1,904,319        5,404,319
Morgenthaler Venture Partners V               8,000,000        4,400,000                -          880,423        5,280,423
Quad-C Partners V                             5,000,000        2,118,156                -           40,513        2,158,669
Sevin Rosen Fund VI                           2,500,000        1,600,000                -        1,265,417        2,865,417
Trinity Ventures VI                           3,000,000        1,931,250                -        2,969,477        4,900,727

FUND INVESTMENT TOTALS                     $ 58,000,000     $ 27,499,668        $ 496,693     $ 10,674,370     $ 38,670,732

PORFOLIO TOTALS                                             $124,919,322     $ 23,833,144     $198,593,435     $347,345,900

*No illiquidity discount has been assigned to the Fund's position.
** Fund Investment Cost Basis includes adjustments made for LP distributions.

                                    24

         INVESTMENTS LIQUIDATED (AS OF JANUARY 31, 2000)

         Softcom Microsystems, Inc., Fremont, CA ("Softcom")
         Initial Investment Date:           August 1998
         Total Investment:                  $4.2 million
         Total Proceeds:*                   $15.4 million

         Softcom designs, develops and markets data acceleration products used in high-speed communications networks. Softcom's single-chip network accelerator solutions and integrated subsystems provide processing capabilities which help alleviate the "data bottleneck" at the point where baseband Local Area Network traffic moves on to a high-speed broadband Internet backbone. Softcom was sold in August 1999 to Intel.

         *10% of proceeds remain unrealized due to escrow holdback as part of the Intel acquisition

         WNP Communications, Inc., Reston, VA ("WNP")
         Initial Investment Date:           January 1998
         Total Investment:                  $5.9 million
         Total Proceeds:                    $19.2 million

         WNP acquired broadband spectrum covering 30 of the top 50 markets in the United States in the Local Multipoint Distribution Services ("LMDS") auction conducted by the FCC in 1998. Subsequently, the company was acquired in May 1999 by NextLink, a publicly traded wireless communication services provider, for cash and stock.

         PUBLIC COMPANIES (AS OF JANUARY 31, 2000)

         LifeMinders.com, Inc., Herndon, VA ("LifeMinders.com")
         Initial Investment Date:           February 1999
         Total Investment:                  $11.5 million
         Total Investment Value:*           $184.3 million

         LifeMinders.com is an online direct marketing company that provides personalized information, or content, and advertisements via email to a community of members. Email messages contain helpful reminders and tips that enable its members to better organize and manage their lives. As of January 31, 2000, the company has approximately 8 million members and numerous advertising partners. LifeMinders.com has experienced significant membership growth since our initial investment in February 1999, when the company had less than 50,000 members. LifeMinders.com recently held its initial public offering in November 1999 (NASDAQ:LFMN). Fund II has invested $11.5 million in Lifeminders.com at an average cost of $2.70 per share and the company's stock, as of January 31, 2000, was trading at $43.25 per share.

         *Does not assign an illiquidity discount to the Fund's position.

         PRIVATE COMPANIES (AS OF JANUARY 31, 2000)

         Advantage Schools, Inc., Boston, MA ("Advantage")
         Initial Investment Date:           June 1998
         Total Investment:                  $4.6 million
         Investment Carrying Value:         $9.1 million

         Advantage is an education management organization which manages public charter schools on a for-profit basis. Advantage manages charter schools in urban school districts in cooperation with local partners. Its schools are publicly funded, receiving per-student capitation rates generally consistent with those received by other schools in the district. Founded in 1996, Advantage currently manages 16 schools across the country.

                                    25

         Captura Software, Inc., Bothell, WA ("Captura")
         Initial Investment Date:           February 1999
         Total Investment:                  $4.0 million
         Investment Carrying Value:         $4.0 million

         Captura is an e-finance application services provider developing and marketing expense management software and solutions for large companies. The company's products significantly increase the efficiency and lower the cost of expense reports by providing a web-based software application that automates much of the process. Captura's customer base includes General Motors, Ford, Compaq and Aetna.

         Classroom Connect, Foster City, CA ("Classroom Connect")
         Initial Investment Date:           September 1998
         Total Investment:                  $8.0 million
         Investment Carrying Value:         $9.8 million

         Classroom Connect, is a provider of educational Internet products to students in the kindergarten to eighth grade market. The company offers products and services, including proprietary instruction guides, teaching plans, seminars, and unique Internet content via electronic commerce and direct mail, to teachers and school districts wishing to incorporate the Internet into the classroom.

         Constellar Corporation, Redwood Shores, CA ("Constellar")
         Initial Investment Date:           April 1998
         Total Investment:                  $7.0 million
         Investment Carrying Value:         $7.0 million

         Constellar is a provider of enterprise application integration software and services to large organizations in North America, Europe and Australia. Constellar provides products and services that work to untangle complex information technology environments by managing data, making it accessible, and moving it across several different applications. Constellar's customer list includes Sprint, British Telecom, Deutsche Bank, NatWest, Princeton University, London Stock Exchange, and General Electric.

         Conway-Stuart Medical, Inc., Sunnyvale, CA ("Conway-Stuart")
         Initial Investment Date:           December 1999
         Total Investment:                  $6.1 million
         Investment Carrying Value:         $6.1 million

         Conway-Stuart develops and markets medical devices for the treatment of gastrointestinal diseases using radio frequency delivered through a catheter. Conway-Stuart had developed a product targeting gastroesophageal reflux disease that is undergoing the Food and Drug Administration 510(k)-clearance process.

         ePod Corporation, New York, NY ("ePod")
         Initial Investment Date:           December 1999
         Total Investment:                  $1.0 million
         Investment Carrying Value:         $1.0 million

         ePod provides distributed e-commerce, content syndication and media advertising services to manufacturers, retailers, Web publishers and content providers in the entertainment, retail and advertising industries. The ePod.com commerce network uses a common merchandising infrastructure through which companies can promote and sell products by packaging and distributing content and merchandise through commerce-enabled showcases called ePods.

         KillerBiz, Inc., Fremont, CA ("KillerBiz")
         Initial Investment Date:           December 1999
         Total Investment:                  $0.5 million
         Investment Carrying Value:         $0.5 million

                                    26

         KillerBiz is an online business-to-business marketplace connecting small businesses to service providers. The company is dedicated to lowering the time and costs associated with services procurement, while providing sellers with a cost effective means to access and respond to qualified sales leads through a "request-for-quote" or "request-for-proposal" engine. The KillerBiz web site offers a business-to-business marketplace that leverages both Extensible Mark-up Language and patent-pending Intelligent Trained Agent technology.

         MarketFirst Software, Inc., Mountain View, CA ("MarketFirst")
         Initial Investment Date:           August 1999
         Total Investment:                  $5.0 million
         Investment Carrying Value:         $5.0 million

         MarketFirst is a developer and marketer of hosted e-marketing software and services targeting middle-market corporations. The company's solution is focused on enabling and managing interactive marketing campaigns through the Internet. The company's customers are motivated by the prospect of increasing customer revenue, improving customer relationships and reducing costs by automating key marketing functions with the MarketFirst solution.

         Managemark, Inc., Sunnyvale, CA ("Managemark")
         Initial Investment Date:           June 1999
         Total Investment:                  $5.0 million
         Investment Carrying Value:         $5.0 million

         Managemark is an Internet application software company focused on developing finance and administration software and services to small and middle-market firms. The company's current offerings are focused on increasing the efficiency and lowering the cost of processing corporate expenses.

         PowerSmart, Inc., Shelton, CT ("PowerSmart")
         Initial Investment Date:           January 1998
         Total Investment:                  $9.2 million
         Investment carrying Value:         $14.1 million

         PowerSmart is a provider of "smart" battery management products designed to maximize battery run-times and safety in laptop computers, cellular telephones, and camcorders as well as a variety of hand-held industrial devices. PowerSmart recently introduced two new lines of Application Specific Integrated Circuits and electronic modules that offer performance and flexibility at competitive prices. PowerSmart was formed as a spin-off of technology and related assets from Duracell.

         Protogene Laboratories, Inc., Menlo Park, CA ("Protogene")
         Initial Investment Date:           December 1999
         Total Investment                   $6.0 million
         Investment Carrying Value:         $6.0 million

         Protogene is a developer and manufacturer of DNA gene chip technology used in molecular biology and genetic research. The company's products allow for flexible, short-run testing of genetic expression that has broad applications in genetic research and pharmaceutical development.

         ReleaseNow.com, Menlo Park, CA ("ReleaseNow")
         Initial Investment Date:           June 1998
         Total Investment:                  $6.8 million
         Investment Carrying Value:         $9.5 million

         ReleaseNow is an outsourced provider of e-commerce services for vendors and resellers of software and other digital goods. The company builds and manages e-commerce solutions that enable customers to market, sell and deliver software online. ReleaseNow provides software publishers, software resellers, and content-driven web sites with technology and services to establish an Internet-based sales and distribution channel. ReleaseNow filed its S-1 for Initial Public Offering on January 28, 1999.

                                    27

         SurVivaLink Corporation, Minnetonka, MN ("SurVivaLink")
         Initial Investment Date:           August 1998
         Total Investment:                  $7.6 million
         Investment Carrying Value:         $7.6 million

         SurVivaLink designs, develops and markets automated external defibrillators ("AEDs"), which are portable, emergency medical devices that deliver electrical shocks to resuscitate victims of cardiac arrest. SurVivaLink's AEDs are small, lightweight and easy to use, making them suitable for law enforcement personnel, firefighters and paramedics. To date, SurVivaLink estimates that its AEDs have been responsible for saving over 250 lives.

         Zeus Wireless, Inc., Columbia, MD ("Zeus")
         Initial Investment Date:           December 1999
         Total Investment:                  $5.0 million
         Investment Carrying Value:         $5.0 million

         Zeus builds and markets long-range frequency hopping radios for commercial and industrial facilities. The Company utilizes radio frequency technology as a substitute for wire with comparable range, reliability and security at an equivalent price.

         SUBSEQUENT INVESTMENTS

         firstsource.com, Inc., Santa Ana, CA ("firstsource")
         Initial Investment Date:           February 2000
         Total Investment:                  $10.0 million
         Investment Value:                  $10.0 million

         firstsource is a provider of business products, services and online business procurement solutions for small and medium sized business. With approximately 250,000 Store Keeping Units and numerous different service providers, the firstsource.com web site allows customers to search, compare, price, and buy products and services directly from multiple distributors' inventories.

         MySeasons.com, Inc., New York, NY ("MySeasons")
         Initial Investment Date:           February 2000
         Total Investment:                  $2.0 million
         Investment Value:                  $2.0 million

         MySeasons is a business-to-cusumer and business-to-business internet commerce site aimed at selling gardening and related horticultural products, as well as providing associated content to the gardening community. MySeasons is a newly capitalized entity and represents the internet initiative of Foster & Gallagher, a direct mail company and the largest non-store horticulture retailer in the United States.

                                    28

PRIVATE FUNDS

         Advanced Technology Ventures V, LP ("ATV V")
         Fund Size:                         $175 million
         Investment commitment:             $3 million

         ATV V is an early-stage focused fund targeting information technology and health care markets. Since 1979, ATV has invested in and worked with over 100 emerging companies, including Actel, Berkeley Networks, Cadence Design Systems, Epigram and VLSI Technology.

         Brand Equity Ventures I, LP ("BEV")
                  Fund Size:                         $95 million
                  Investment commitment:             $2.5 million

         BEV is focused on investing broadly across the consumer sector, particularly in branded opportunities within e-commerce, retailing, direct response and other consumer services. To date, the fund has made distributions resulting from investments in Alloy Online and Outpost.com.

         Brentwood Associates III, LP ("Brentwood III")
         Fund Size:                         $360 million
         Investment commitment:             $5 million

         Brentwood III is focused on middle-market buyouts and consolidations. Brentwood III's strategy is to identify industries with consolidation characteristics, develop a strategy for implementation, and recruit management to execute that strategy. Brentwood was an investor in Rental Services and is an investor in Classroom Connect, companies in which Fund I and Fund II, respectively, have invested. Brentwood Associates II is a Fund I holding.

         Broadview Capital I LP ("Broadview")
         Fund Size:                         $220 million
         Investment commitment:             $5 million

         Broadview is focused on buyouts and other recapitalizations within the technology sector. The fund is sponsored by Broadview International LLC, a leading technology mergers and acquisitions focused investment banking firm. To date, Broadview International has advised on mergers and acquisitions for companies such as Nokia, Fore Systems, Lycos and BMC Software and will be able to provide Broadview Capital with substantial resources to make its investments.

         Commonwealth Capital Ventures II, LP ("Commonwealth II")
         Fund Size:                         $80 million
         Investment commitment:             $4 million

         Commonwealth II makes investments in early to later-stage information technology companies in the New England region. Commonwealth II maintains a particular focus on communications technology, Internet software and services and e-commerce companies. Commonwealth has been an investor in Altiga Networks, Direct Hit Technologies and Smarterkids.com.

         Communications Ventures III, LP ("Communications Ventures III")
         Fund Size:                         $125 million
         Investment commitment:             $5 million

         Communications Ventures III invests exclusively in the communications sector, targeting early stage companies. As investors, the principals of Communications Ventures III have played roles in the formation of many companies in the communications industry, including Advanced Fibre Communications, Ascend, Broadcom, Ciena, Copper Mountain, Digital Microwave, Digital Island, Intecom, MCI, Newbridge, Octel, PairGain, Paradyne, Tellabs, Tut Systems and 3Com.

                                    29

         Friedman, Fleischer & Lowe, LP ("Freidman, Fleischer & Lowe")
         Fund Size:                         $325 million
         Investment commitment:             $5 million

         Freidman, Fleischer & Lowe is a first-time fund focused exclusively on participation in middle-market buyouts. The principals of Freidman, Fleischer & Lowe have been involved in a number of buyout transactions including Young & Rubicam, Levi-Strauss, Hoyts and Western Wireless.

         Mayfield Fund X, LP ("Mayfield X")
         Fund Size:                         $450 million
         Investment commitment:             $5 million

         Mayfield X is focused on early stage information technology and healthcare investments, primarily located in Silicon Valley, CA. Founded in 1969, Mayfield has raised over $1 billion in nine venture funds and invested in over 340 high-growth companies. Among their investments are 3COM, Compaq, Immunex, Silicon Graphics, Citrix Systems, and Legato.

         Mid-Atlantic Venture Fund III, LP ("MAVF III")
         Fund Size:                         $60 million
         Investment commitment:             $5 million

         MAVF III invests in early and expansion stage technology companies in the Mid-Atlantic region. The principals of MAVF III have significant investment experience and have established over the years a presence within the investment community in the Mid-Atlantic region. The principals of MAVF III have been investors in Visual Networks and Net2000 Communications.

         Morgenthaler Venture Partners V, LP ("MVP V")
         Fund Size:                         $300 million
         Investment commitment:             $8 million

         MVP V is an early stage venture fund, investing primarily in information technology and healthcare companies as well as buyouts of basic businesses. The fund's principals have been involved with successful venture capital investments in Apple Computer, Synopsys, Atria Software, Premysis Software and CardioThoracic. Morgenthaler Venture Partners IV is a Fund I holding.

         Quad-C Partners V, LP ("Quad-C")
         Fund Size:                         $300 million
         Investment commitment:             $5 million

         Quad-C is focused on taking control positions in leveraged acquisitions and recapitalizations of middle-market companies. Quad-C's principals have significant operating and financial experience and have made investments across industries such as restaurants, banking, automotive logistics and media.

         Sevin Rosen VI, LP ("Sevin Rosen VI")
         Fund Size:                         $165 million
         Investment commitment:             $2.5 million

         Sevin Rosen VI invests in early-stage technology companies, focusing specifically on companies in communications and eBusiness infrastructure and solutions as well as those companies with Internet-enabled business models. The principals at Sevin Rosen Funds have a track record that includes being early investors in Compaq, Lotus, Cyrix, Citrix, and Ciena. Sevin Rosen Fund V is a Fund I holding.

                                    30

         Trinity Ventures VI, LP ("Trinity VI")
         Fund Size:                         $140 million
         Investment commitment:             $3 million

         Trinity VI is focused on investing in early to late-stage companies in the software, communications and electronic commerce sectors. The principals of Trinity VI have been involved with numerous successful investments, including SciQuest, NextCard, Quokka Sports, Starbucks and Fatbrain.com.


                                    31

FUND I

    UST PRIVATE EQUITY INVESTORS FUND, INC. INVESTMENTS (AS OF 1/31/00)
    --------------------------------------------------------------------

                                       Average Holding               Cost        Realized         Unrealized         Total
                                       Period (Years)               Basis      Gain/(Loss)      Gain/(Loss)          Value
DIRECT INVESTMENTS
Rental Services Corporation                  1.7                $ 985,000       $ 2,086,479              $ -      $   3,071,479
Corsair Communications, Inc.                 3.1                3,000,003           751,259          329,370          4,080,631
CommSite International, Inc.                 2.6                2,718,750                 -                -          2,718,750
Quicklogic Corporation*                      3.2                3,000,000                 -        3,465,525          6,465,525
Signius Corporation                          3.0                3,418,146                 -       (3,418,146)                 -
Cardiopulmonary Corporation                  3.1                2,150,000                 -       (2,150,000)                 -
Best Friends Pet Care, Inc.                  2.8                3,525,000                 -                -          3,525,000
Abtox, Inc.                                  2.8                2,800,001                 -       (2,800,001)                 -
LogicVision, Inc.                            2.2                1,549,499                 -          106,208          1,655,707
The Party Experience, Inc.                   1.4                2,055,206        (2,055,206)               -                  -
P2 Holdings/Plynex Corporation               1.2                2,750,000        (2,750,000)               -                  -
NeoVista Software, Inc.*                     2.0                1,038,488                 -        2,081,601          3,120,089

DIRECT INVESTMENTS TOTALS                    2.5             $ 28,990,092      $ (1,967,468)     $(2,385,444)     $  24,637,181


                                          Committed                Cost       Realized         Unrealized         Total
                                           Capital                Basis**    Gain/(Loss)      Gain/(Loss)         Value
FUND INVESTMENTS
Allegra Capital Partners III                  2,000,000         1,560,000                 -        1,916,018        3,476,018
Brentwood Associates II                       2,000,000         1,625,284           158,388          157,224        1,940,896
Bruckmann, Rosser, Sherrill                   2,000,000         1,845,813           152,242          401,063        2,399,118
Morgenthaler Ventures IV                      2,000,000         1,546,595           667,644          472,895        2,687,134
Sevin Rosen Fund V                            2,000,000         1,743,748         1,654,983        1,033,574        4,432,305
Vanguard V                                    2,000,000         1,916,101         1,011,993        9,192,272       12,120,366

FUND INVESTMENT TOTALS                      $12,000,000      $ 10,237,539       $ 3,645,250     $ 13,173,047     $ 27,055,837

PORTFOLIO TOTALS                                             $ 39,227,632       $ 1,677,782      $10,787,604     $ 51,693,018


*  No illiquidity discount has been assigned to the Fund's position.
** Fund Investment Cost Basis includes adjustments made for LP distributions.


INVESTMENTS LIQUIDATED

         CommSite International, Inc., Vienna, VA ("CommSite")
         Initial Investment Date:           April 1996
         Total Investment:                  $2.7 million
         Total Proceeds:*                   $2.7 million

         * Total proceeds include estimate of additional milestone payment to CommSite from American Tower.

         CommSite is a provider of wireless towers and construction services. On May 13, 1999, American Tower Corporation, a publicly traded company, acquired CommSite.

                                    32

         Rental Service Corp., Scottsdale, AZ ("Rental Service")
         Initial Investment Date:           January 1996
         Total Investment:                  $1.0 million
         Total Proceeds:                    $3.1 million

         Rental Service is a consolidator of heavy equipment rental businesses and an outsourced provider of heavy equipment. The Company had its initial public offering in September 1996 and was subsequently acquired by Atlas, Copco North America in July 1999.


PUBLIC COMPANIES

         Corsair Communications, Inc., Palo Alto, CA. ("Corsair")
         Initial Investment Date:           October 1996
         Total Investment:                  $3.0 million
         Total Investment Value:            $4.1 million

         Corsair (NASDAQ: CAIR) is a wireless communication infrastructure company providing pre-paid wireless handset and fraud detection software and services.

         NeoVista Software, Inc., Cupertino, CA ("Neovista")
         Initial Investment Date:           June 1997
         Total Investment:                  $1.0 million
         Total Investment Value:*           $3.1 million

         NeoVista develops data mining software and applications related to customer relationship management. Data mining allows companies to discover non-obvious relationships by applying various algorithms to data stored in databases and data warehouses. Data mining has been used for inventory management, customer profiling, behavior prediction and fraud detection. In January 2000, Accrue Software ("Accrue"; NASDAQ: ACRU) acquired NeoVista in exchange for 2.4 million shares of Accrue stock.

         QuickLogic Corporation, Sunnyvale, CA ("QuickLogic")
         Initial Investment Date:           November 1996
         Total Investment:                  $3.0 million
         Total Investment Value:*           $6.5 million

         QuickLogic (NASDAQ: QUIK) designs, manufactures and markets high-capacity programmable logic semiconductors, known as field programmable gate arrays, along with comprehensive design software. The company's products shorten the design cycle time for electronic systems and accelerate time-to-market. QuickLogic's new class of devices, embedded standard products, facilitate extremely fast development of complex systems.

*Does not assign an illiquidity discount to the Fund's position.

PRIVATE COMPANIES

         Best Friends Pet Care, Inc., Norwalk, CT ("Best Friends")
         Initial Investment Date:           December 1996
         Total Investment:                  $3.5 million
         Total Investment Value:            $3.5 million

         Best Friends is the largest operator of pet kennels in the United States. The company's facilities offer a wide range of pet services including boarding, grooming and training.

                                    33

         LogicVision, Inc., San Jose, CA ("LogicVision")
         Initial Investment Date:           May 1997
         Total Investment:                  $1.5 million
         Total Investment Value:            $1.7 million

         LogicVision is a developer of built-in semiconductor testing technologies used in semiconductor design, testing and manufacture. As semiconductors become more complex (i.e. large systems reduced to a customized chip), the need to adopt new testing technology has become critical. LogicVision's customers include Sun Microsystems, Cisco Systems, NCR Corp., Hitachi and Hughes.

PRIVATE FUNDS

         Allegra Partners III, LP  ("Allegra III")
         Fund Size:                         $40 million
         Investment commitment:             $2.0 million

         Allegra III is a later stage focused venture fund based in New York City. Allegra III invests primarily in companies in the telecommunications, software and service industries with "Internet-driven" strategies. Allegra's principals have been investors in Autotote, Axent Technologies, Business Evolution and Viasoft.

         Brentwood Associates Buyout Fund II, LP ("Brentwood II")
         Fund Size:                         $240 million
         Investment commitment:             $2.0 million

         Brentwood II is focused on middle-market buyouts and consolidations. Brentwood II's strategy is to identify industries with consolidation characteristics, develop a strategy for implementation and recruit management to execute that strategy. Brentwood was an investor in Rental Services and is an investor in Classroom Connect, companies in which Fund I and Fund II, respectively, have invested. Brentwood III is a Fund II holding.

         Bruckmann, Rosser, Sherrill & Co., LP ("BRS")
         Fund Size:                         $375 million
         Investment commitment:             $2.0 million

         BRS is a leveraged buyout fund based in New York. The firm's portfolio contains investments ranging from Restaurant Associates, a restaurant operator and food service contractor, to Doane Pet Care Enterprises, a manufacturer and distributor of pet food.

         Morgenthaler Venture Partners IV, LP ("MVP IV")
         Fund Size:                         $135 million
         Investment commitment:             $2.0 million

         MVP IV is an early stage venture fund, investing primarily in information technology and healthcare companies as well as buyouts of basic businesses. The fund's principals have been involved with successful venture capital investments in Apple Computer, Synopsys, Atria Software, Premysis Software and CardioThoracic. To date, Fund I has received from MVP IV shares of Nortel, Microsoft, Guidant, as well as several cash distributions. Morgenthaler Venture Partners V is a Fund II holding.

         Sevin Rosen Fund V, LP ("Sevin Rosen V")
         Fund Size:                         $160 million
         Investment commitment:             $2.0 million

                                    34

         Sevin Rosen V invests in early-stage technology companies, focusing specifically on companies in communications and eBusiness infrastructure and solutions, as well as those companies with Internet-enabled business models. The principals at Sevin Rosen Funds have a track record that includes being early investors in Compaq, Lotus, Cyrix, Citrix, and Ciena. To date, this fund has made distributions of stock including Ciena, Pure Atria Software and Cisco Systems. Sevin Rosen Fund VI is a Fund II holding.

         Vanguard Venture Partners V, LP ("Vanguard V")
         Fund Size:                         $55 million
         Investment commitment:             $2.0 million

         Vanguard V is an early-stage fund investing in information technology and healthcare. Among the principals' previous successful investments are Ciena, Advanced Fibre Communications and Network Appliances. The fund has distributed shares of Cisco Systems and currently holds Cobalt Networks, Image X, and Digital Island.

INVESTMENTS WRITTEN-OFF

         AbTox, Inc., Mundelein, IL ("AbTox")
         Initial Investment Date:           March 1997
         Total Investment:                  $2.8 million
         Total Investment Value:            $0

         AbTox is a manufacturer of gas plasma sterilizers, which has filed for bankruptcy due to operating problems arising from regulatory issues related to one of its products.

         Cardiopulmonary Corporation, Milford, CT ("Cardiopulmonary
           Corporation")
         Initial Investment Date:           November 1996
         Total Investment:                  $2.2 million
         Total Investment Value:            $0

         Cardiopulmonary Corporation is a manufacturer of a smart ventilator used in the acute and sub-acute hospital market that adapts to patients' changing breathing patterns. The Fund's position has been written down pursuant to a recent recapitalization of the company.

         P2 Holdings Corp. (formerly known as Plynetic Express), San
           Leandro, CA ("P2 Holdings")
         Initial Investment Date:           June 1997
         Total Investment:                  $2.8 million
         Total Investment Value:            $0

         P2 Holdings was a provider of rapid prototyping and rapid tooling services. The Fund wrote off its investment as the company filed for bankruptcy in 1998.

         Party Stores Holdings, Inc., Melville, NY ("Party Stores")
         Initial Investment Date:           May 1997
         Total Investment:                  $2.1 million
         Total Investment Value:            $0

         Party Stores operated the Party Experience, the Paperama and Paper Cutter retail stores. The company filed for bankruptcy in 1998. The Fund's $2.1 million investment was written off as the company filed for bankruptcy.

         Signius Corp. (formerly known as ProCommunications Corp.),
           Somerset, NJ ("Signius")
         Initial Investment Date:           September 1996
         Total Investment:                  $3.4 million
         Total Investment Value:            $0

                                    35

         Signius provides telemessaging services for small and medium-sized businesses. The Fund's investment has been written down to zero to reflect the operating status of the company.

         THE FOREGOING INFORMATION WITH RESPECT TO FUND I AND FUND II IS PRESENTED TO ILLUSTRATE THE TYPES OF INVESTMENTS THAT THE INVESTMENT ADVISER HAS EXPERIENCE WITH IN THE BDC CONTEXT AND TO SHOW THE POTENTIAL ECONOMIC BENEFITS AND RISKS INHERENT IN MAKING SUCH INVESTMENTS. THE INFORMATION SHOWN SHOULD NOT BE CONSIDERED TO BE REPRESENTATIVE OF THE INVESTMENTS THAT THE COMPANY WILL MAKE OR THE GAINS OR LOSSES IT WILL EXPERIENCE ON ITS INVESTMENTS. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. THE INFORMATION SET FORTH ABOVE REPRESENTS ACTUAL COST AND REALIZED AND UNREALIZED GAIN AND LOSS FOR EACH INDIVIDUAL INVESTMENT MADE BY FUND I AND FUND II, OTHER THAN SHORT-TERM INVESTMENTS. FUND I AND FUND II EXPERIENCED COSTS AND EXPENSES IN MAKING SUCH INVESTMENTS, MONITORING SUCH INVESTMENTS AND, WHERE APPLICABLE, DISPOSING OF SUCH INVESTMENTS. ADDITIONAL COSTS WILL BE EXPERIENCED ON THE DISPOSITION OF INVESTMENTS NOT YET DISPOSED OF. UNREALIZED GAIN AND LOSS AMOUNTS ARE BASED ON THE INVESTMENT ADVISER'S DETERMINATION OF THE CURRENT VALUE OF THE INVESTMENTS, WHICH DETERMINATION ORDINARILY INVOLVES A HIGH DEGREE OF JUDGMENT AND SUBJECTIVITY. UPON DISPOSITION, FUND I AND FUND II MAY REALIZE MORE OR LESS THAN THE INVESTMENT ADVISOR'S ASSIGNED VALUATION. IN ADDITION, FUND I AND FUND II ARE SUBJECT TO INVESTMENT MANAGEMENT FEES, INCENTIVE FEES AND ONGOING OPERATING EXPENSES, NONE OF WHICH ARE REFLECTED IN THE FOREGOING INFORMATION. FUND I AND FUND II ALSO MAINTAINED SUBSTANTIAL HOLDINGS OF SHORT-TERM INVESTMENTS PENDING INVESTMENT IN THE ABOVE LISTED INVESTMENTS. ACCORDINGLY, THE FOREGOING INFORMATION IS NOT INDICATIVE OF THE ACTUAL RETURNS EXPERIENCED BY INVESTORS IN FUND I AND FUND II.

         Set forth below are the performance figures for Fund I and Fund II for the periods shown, calculated in conformity with the standardized performance methodology required by the Commission.


                                                         1-Year        3-Year       5-Year       10-Year
         UST Private Equity Investors Fund, Inc.         26.9%         6.4%         N/A          N/A
         Excelsior Private Equity Fund II, Inc.          81.6%         N/A          N/A          N/A


CODE OF ETHICS

         The Company and the Investment Adviser have adopted a code of ethics under Rule 17j-1 of the Investment Company Act which restricts the personal securities transactions of certain of the officers, employees, directors, and Board of Managers members of the Company, the Manager and the Investment Adviser. Its primary purpose is to ensure that personal trading by U.S. Trust employees does not disadvantage the Company, U.S. Trust portfolio managers and other investment personnel who comply with the code of ethics' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be purchased or sold by or are held in the fund(s) they advise. The code of ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. The code of ethics is also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov or may be obtained after paying a duplicate fee, by electronic request to the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

BOARD OF MANAGERS, OFFICERS AND INVESTMENT PROFESSIONALS

         Pursuant to the Operating Agreement, the business and affairs of the Company will be managed under the direction of its Board of Managers. The following are descriptions of the members of the Board of Managers and the officers of the Company as well as of key employees of the Investment Adviser and the Manager, including the members of its Investment Committee. Unless otherwise noted, each member of the Management's Investment Committee has been an employee of the Manager for at least the previous five years and the business address of each individual listed below is 114 West 47th Street, New York, New York, 10036.

Board of Managers

                      David I. Fann, Douglas A. Lindgren and James F. Dorment are the initial members of the Board of Managers and it is expected that they will resign their positions as such prior to the commencement of operation of the Company and that a new Board of Managers will be constituted.

                                    36

                      The biographical information for David I. Fann, Douglas A. Lindgren and James F. Dorment is set forth below.

         Officers of the Company

                      David I. Fann, (36), Co-Chief Executive Officer and President of the Company and Managing Director of U.S. Trust of New York. Mr. Fann serves as President and Chief Executive Officer of Excelsior Private Equity Investors Fund II, Inc. and UST Private Equity Investors Fund, Inc. He is focused on direct investments in healthcare, consumer services, and e-commerce. Prior to joining U.S. Trust in April of 1994, Mr. Fann served in various capacities for Citibank from 1986 through 1994, including, as a Vice President of Citibank and its small business investment company subsidiary, Citicorp Venture Capital Ltd. from 1991 until 1994. While at Citicorp Venture Capital Ltd., Mr. Fann invested in buyout and venture capital transactions and venture capital funds and served on the Board of Directors of several of its portfolio companies. Mr. Fann holds a B.A.S. degree in industrial engineering and economics from Stanford University. Mr. Fann serves on the United States Trust Company of New York Portfolio Policy Committee, Strategy Review Committee, and the Special Fiduciary Committee. Mr. Fann is on the Board of the Somerset Exchange Fund, Classroom Connect, Inc., Conway Stuart Medical, Inc., SurVivaLink Corp. and Protogene Laboratories, Inc.

                      Douglas A. Lindgren, (38), Co-Chief Executive Officer and Chief Investment Officer of the Company and Managing Director of U.S. Trust of New York. Mr. Lindgren is Chief Investment Officer of the Excelsior Private Equity Fund II, Inc. and Executive Vice President of the UST Private Equity Investors Fund, Inc. He is focused on direct investments in information technology, Internet services, and communications. Prior to joining U.S. Trust in April 1995, Mr. Lindgren served in various capacities for Inco Venture Capital Management ("IVCM") from January 1988 through March of 1995, including President and Managing Principal from January 1993 through March of 1995. While at IVCM, Mr. Lindgren invested in venture capital and buyout transactions and served on the board of directors of several of its portfolio companies. Before joining IVCM, Mr. Lindgren was employed by Salomon Brothers Inc and Smith Barney, Harris Upham & Co., Inc. He is an Adjunct Professor of Finance at Columbia University's Graduate School of Business, where he has taught courses on venture capital since 1993. Mr. Lindgren holds a M.B.A. and B.A. from Columbia University. He serves on the United States Trust Company of New York Portfolio Policy Committee. Mr. Lindgren is on the Board of Powersmart Inc., MarketFirst Software, Inc., Managemark, Inc., Constellar Corporation, ReleaseNow.com, Inc., Lifeminders.com, Inc., Zeus Wireless, Inc. and firstsource.

                      Lee A. Gardella, (32), Vice President of the Company and Vice President of U.S. Trust NY, joined U.S. Trust of New York in September 1997. He is focused on direct investments in information technology companies and on fund investments. Mr. Gardella currently has monitoring responsibilities for several portfolio companies including Captura Software, Inc. and LogicVision, Inc. From July 1994 to September 1997, Mr. Gardella held several positions with the Edison Venture Fund, an expansion stage venture capital firm in Lawrenceville, NJ. In addition, Mr. Gardella has worked at Wilshire Associates and National Steel Corporation. Mr. Gardella has served as a Director of the Greater Philadelphia Venture Group. He received an MBA from the University of Notre Dame and BSBA in Finance from Shippensburg University. Mr. Gardella is a Chartered Financial Analyst.

                      James F. Rorer, (30), Vice President of the Company and U.S. Trust of New York Mr. Rorer is focused on direct investments in healthcare, consumer services, and e-commerce. Prior to joining US Trust in May 1999, he worked at Bain & Company ("Bain"), a leading global strategic consulting firm, from 1996 until April 1999. He was a consultant in the Private Equity Practice, which provides strategic due diligence services to large leveraged buyout firms. In addition, Mr. Rorer also spent time in Bain's standard consulting practice, working with companies on a variety of strategic issues in a number of different industries including automotive, electric power, telecommunications, consumer products and financial services. Mr. Rorer was

                                    37

                      an investment banking analyst at CS First Boston from 1992 to 1994, where he worked on mergers and acquisitions and financing for banks and consumer finance companies. Mr. Rorer graduated from Duke University, Phi Beta Kappa, with a degree in economics and mathematics. He holds an MBA from Harvard Business School.

                      James F. Dorment, (26), Chief Administrative Officer of the Company and Assistant Vice President of U.S. Trust of New York has been with the Private Equity Division of U.S. Trust of New York since December 1997. Mr. Dorment is involved in all areas of investment analysis and decision-making. From August 1995 through November 1997, he worked in the wealth management division of U.S. Trust. Mr. Dorment graduated from Bates College with a Bachelor of Arts degree in economics. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

                      Ronald A. Schwartz, (51), Corporate Secretary. Mr. Schwartz is Vice President and Assistant General Counsel of U.S. Trust of New York. Prior to joining U.S. Trust in 1991, Mr. Schwartz was associated with the firm of Walter, Conston, Alexander & Green from 1985 through 1990, with a focus on securities law as well as mergers and acquisitions. Mr. Schwartz received a BA and an MA degree from the University of California at Berkeley, and a JD from Boalt Hall, University of California.

                      Brian F. Schmidt, (41), Chief Financial Officer of the Company and Senior Vice President at US Trust. Mr. Schmidt is the Chief Financial Officer of Excelsior Private Equity Investors Fund II, Inc. and UST Private Equity Investors Fund, Inc. He is the Division Manager of Mutual Funds with an affiliate of U.S. Trust. He is responsible for the operation and administration of the Excelsior Family of Funds and the U.S. Trust Common Trust Funds. Mr. Schmidt joined U.S. Trust in 1991 from Prudential Insurance Company of America, where he was Director of Accounting. Prior to that he was a senior accounting manager at Dreyfus Corporation. Mr. Schmidt has 16 years of experience in financial services, concentrating in mutual funds. He received his BS degree from Marist College. He is on the accountant's and treasurer's committee of the Investment Company Institute.

                      Frank D. Bruno, (40), Treasurer of the Company. Mr. Bruno is a Vice President in the Mutual Funds Administration Department of an affiliate of U.S. Trust. Prior to joining U.S. Trust, he worked for the Dreyfus Corporation and Price Waterhouse. Mr. Bruno received his BS degree from The Pennsylvania State University.

Investment Committee of the Investment Adviser

                      Frederick B. Taylor, (58), Chairman of the Investment Committee. Mr. Taylor is Vice Chairman and Chief Investment Officer of U.S. Trust NY and is a member of the Board of Directors and Chairman of the Portfolio Policy Committee. He has been with U.S. Trust for over 30 years, and has been responsible for developing and implementing the current investment policy since 1981. Mr. Taylor received his B.A. degree from Wesleyan University, with distinction, and his M.B.A. degree from the University of Pennsylvania, Wharton School. He is a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

                      Paul K. Napoli, (54), Co-Chairman of the Investment Committee. Mr. Napoli is an Executive Vice President and is responsible for the Personal Wealth Management Group. He is a member of the Management Committee, the Risk Policy Committee, the Trust Committee, the Broker Relations Committee and Derivatives Committee. Mr. Napoli received his undergraduate degree in Economics and Mathematics from Boston College and his M.B.A. in Finance and Economics from Columbia University. He holds the designation of Chartered Financial Analyst and Certified Trust & Financial Advisor. Mr. Napoli is a member of the New York Society of Security Analysts, and the Association of Investment Management and Research.

                                    38

                      John J. Apruzzese, (42), Managing Director and Senior Portfolio Manager of U.S. Trust. Mr. Apruzzese is a Division Manager in the Wealth Management Group. Previously, Mr. Apruzzese was a staff member of the Labor and Human Resources Committee of the U.S. Senate and worked on federal budget matters. Mr. Apruzzese received his B.A. from Bucknell University and his M.B.A. from New York University. Mr. Apruzzese is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and a member of the Board of Advisors of Outward Bound.

                      Richard L. Bayles, (56), Managing Director and Senior Portfolio Manager of U.S. Trust. Mr. Bayles manages the Common Stock Fund for Trusts. Mr. Bayles earned his B.A. from Dartmouth College. He is a warden of St. Bartholomew's Church in the City of New York. Mr. Bayles served with the Peace Corps in Kenya for three years and is President, Mid Manhattan Performing Arts Foundation.

                      Edith Cassidy, (47), Managing Director and Division Manager at U.S. Trust company of New York. Ms. Cassidy is responsible for managing individual client assets and a division of portfolio managers, administrators and support staff. Ms. Cassidy is a member of the U.S. Trust's Operating Committee and Portfolio Policy Committee. Upon joining U.S. Trust in 1989, Ms. Cassidy was appointed Director of the Equity Research Division. Prior to joining U.S. Trust in 1989, Ms. Cassidy was an investment executive at Piper, Jaffray & Hopwood in New York City. From 1976 through 1986, she was with International Business Machines Corporation in New York, where her last position was Marketing Manager. Ms. Cassidy is a member of the New York Society of Security Analysts. She is a member of the Board of Trustees of The Westmoreland Davis Foundation and Learning Leaders. Ms. Cassidy received her B.A. in 1975 from - Goucher College.

                      William V. Ferdinand, (58), Managing Director and
                      Senior Investment Officer of U.S. Trust Company. Mr. Ferdinand is responsible for managing the investment organization of U.S. Trust Company. With eleven portfolio managers, this group actively manages over $2.6 billion of assets. In addition, Mr. Ferdinand is a member of the Portfolio Policy Committee, headquartered at U.S. Trust in New York. With over 30 years of investment management experience, he comes to U.S. Trust from The Penn Mutual Life Insurance Company, where he served as Executive Vice President and Chief Investment Officer as well as President and Chief Executive Officer of the investment management subsidiaries. His background includes over 10 years of senior trust investment experience in Connecticut and Pennsylvania. He is a member of the Board of Directors of U.S. Trust Company. Mr. Ferdinand is a CFA and received a B.S. degree from the University of Pennsylvania Wharton School of Business. He earned his MBA from New York University. He is a member of the New York and International Society of Security Analysts and the Association for Investment
                      Management and Research.

                      Joseph A. Gallagher, (58), Senior Vice President of U.S. Trust Company of New Jersey. Prior to joining U.S. Trust, Mr. Gallagher was Managing Director of Delafield, Harvey, Tabell, which was acquired by U.S. Trust in 1992. Previously, he held the positions of Senior Portfolio Manager in the Private Banking and Investment Division at Citibank, N.A. and Vice President-- Investments at United Jersey Bank. Mr. Gallagher received his BS degree from Georgetown University. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

                      Timothy C. Pettee, (41), Managing Director of U.S. Trust. Mr. Pettee is currently the Director of Equity Research at U.S. Trust. He is responsible for supporting over 100 portfolio managers with $40 billion plus in equity assets under management with proprietary analysis from the research department. Prior to joining U.S. Trust, Mr. Pettee worked for 8 years at Alliance Capital Management, LP as an analyst in both the domestic and international research departments. In addition, he managed the Alliance Global Leisure Fund, the Alliance American Fund and co-managed funds run by the research department. Prior to Alliance, Mr. Pettee was with Merrill Lynch and Bear Stearns & Co. Mr. Pettee holds a B.A. from Boston University.

                                    39

                      Harvey A. Seline, (61), is a Managing Director and Senior Portfolio Manager of U.S. Trust. Mr. Seline is a Division Manager in the Personal Wealth Management Group. He has been with U.S. Trust since 1969. Prior to joining U.S. Trust, he was a Trust Investment Officer at The National Bank of Tulsa and a Trust Analyst at First City National Bank in Houston. Mr. Seline received his B.A. from the University of Colorado and his M.B.A. from the Columbia University Graduate School of Business Administration. Mr. Seline is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and a member of The Association for Investment Management and Research.

                      Jay B. Springer, (41), Managing Director and Senior Portfolio Manager of U.S. Trust. Mr. Springer is a Division Manager in the Personal Wealth Management Group. Previously, he worked as a Financial Analyst at Citibank. Mr. Springer earned his B.B.A., magna cum laude, from Boston University and his M.B.A. from New York University Graduate School of Business. He is currently a member of The New York State Bankers Association Trust Investment Committee and is a former director of Bank Fiduciary Funds. Mr. Springer serves on the Board of Directors of Christmas-in-April-USA.

                      David A. Tillson, (51), Managing Director and Senior Portfolio Manager of U.S. Trust. Mr. Tillson is a Division Manager in the Personal Wealth Management Group. Prior to joining U.S. Trust, he was the President of TDA Capital Management Company, which he formed in 1990. From 1992 until he joined U.S. Trust, he was also a Senior Vice President at Matrix Asset Advisors. Prior to founding TDA Capital management, he was a Vice President, portfolio manager and director of research at Management Asset Corporation. He also held positions at W.P. Carey & Company and General Reinsurance Corporation. Mr. Tillson received his B.A. in 1971 from Brown University and his MBA in 1974 from New York University. A Chartered Financial Analyst, Mr. Tillson is a member of the New York Society of Security Analysts and the Association for Investment Management Research.

                      Leigh Weiss, (45), Managing Director of U.S. Trust and Manager of Institutional Equity and Balanced Portfolios. Mr. Weiss has been with the Trust Company since September of 1993. Prior to joining U.S. Trust, he worked for Goldman, Sachs & Co., where he had been since 1981. Mr. Weiss received his B.S. degree in Economics from the Wharton School of the University of Pennsylvania and he earned his MBA from the University of Chicago.

                      David J. Williams, (age), Managing Director and Senior Portfolio Manager of U.S. Trust, Mr. Williams is a Portfolio Manager with over 20 years of investment experience. He is a member of U.S. Trust's Investment Policy Committee and manages the Value and Restructuring Fund. Formerly, Mr. Williams was a Senior Vice President and the Senior Investment Officer of Horizon Trust Company in Morristown, New Jersey. He was also a Portfolio Manager with T. Rowe Price Associates, Inc. in Baltimore, Maryland. Mr. Williams received his B.A. from Yale University and his M.B.A. from Harvard University. He is a Chartered Financial Analyst.

                      George C. Whiteley III, (60), Managing Director and Senior Portfolio Manager of U.S. Trust. Mr. Whiteley is a Division Manager in the Personal Wealth Management Group. He joined the Trust Company in 1995. Prior to joining U.S. Trust, he worked for Chase Manhattan Bank where he was Vice President and Chief Investment Executive of U.S. Private Banking. Mr. Whiteley received his B.A. degree from Harvard College and was awarded his J.D. from New York University School of Law.

BOARD OF MANAGER COMPENSATION

         Each member of the Board of Manager will receive $15,000 per year. No member of the Board of Managers or officer will receive aggregate compensation from the Company in excess of $15,000 for fiscal 2000. The Company does not have a stock option plan, other long-term incentive plan, retirement plan or other retirement benefits.

                                    40

         ESTIMATED COMPENSATION TABLE


                               AGGREGATE          PENSION OR RETIREMENT     ESTIMATED ANNUAL       TOTAL COMPENSATION
    NAME OF PERSON,        COMPENSATION FROM       BENEFITS ACCRUED AS       BENEFITS UPON       FROM COMPANY AND FUND
        POSITION              THE COMPANY         PART OF FUND EXPENSES        RETIREMENT               COMPLEX*

                                   $                        0                      0                $[       ] (3 Funds)


                                   $                        0                      0                $[       ] (3 Funds)


                                   $                        0                      0                $[       ] (3 Funds)


-------------------
*        The total compensation paid to such persons by the Company and
         Fund Complex is estimated for the fiscal year ending December 31,
         2000. The parenthetical number represents the number of investment companies (including the Company) from which such person receives compensation that are considered part of the same Fund Complex as the Company, because, among other things, they have a common investment advisor.



EXPENSES OF THE COMPANY

         The Company will pay all of its expenses, including fees of the members of the Board of Managers; fees of the Investment Adviser; expenses of registering the Units under federal and state securities laws; interest; taxes; fees and expenses of the Company's legal counsel and independent accountants; fees and expenses of the transfer agent; expenses of printing and mailing, member reports, notices to members and proxy statements; reports to regulatory bodies; brokerage and other expenses in connection with the execution, recording and settlement of portfolio security transactions; expenses in connection with the acquisition and disposition of portfolio securities or the registration of privately issued portfolio securities; costs of third party evaluations or appraisals of the Company (or its assets) or its actual investments; expenses of membership in investment company associations; expenses of fidelity bonding and other insurance premiums; expenses of members' meetings; Commission and state blue sky registration fees; fees payable to the NASD, if any, in connection with this offering; and the Company's other business and operating expenses.

         On the basis of the anticipated size of the Company immediately following the offering described in this Prospectus, it is estimated that the Company's annual operating expenses will be approximately [$ ] (approximately _% of the proceeds of the offering). While the foregoing estimates have been made in good faith on the basis of information as to currently available prices, including estimates furnished by the Company's agents, there can be no assurance that actual annual operating expenses will not be substantially greater than such estimates as a result of increases in the cost of transfer agency and professional and similar services that cannot be predicted and are beyond the control of the Company.

         Organizational and offering expenses are estimated at [$_______] and have been incurred by U.S. Trust and will be reimbursed by the Company. Each investor's share of organizational and offering costs will be deducted from his or her capital account.

CONTROL PERSONS

         Prior to completion of the first subscription closing, no person owned any voting securities of the Company. The Investment Adviser and/or the Manager may be deemed to control the Company as a result of their rights and duties under the Advisory Agreement and the Operating Agreement.

                                    41

POTENTIAL CONFLICTS OF INTEREST

         The Investment Adviser, the Manager and their affiliates may be subject to various conflicts of interest in connection with their relationships and transactions with the Company. The contractual and other arrangements between the Company and the Investment Adviser, the Manager and their affiliates have not been established by arms-length negotiations. Such conflicts of interest may include:

         Transactions with the Company and Portfolio Companies. The Investment Adviser, the Manager and their affiliates may perform various services for the Company and its portfolio companies. Such services may include making loans to the Company or to portfolio companies, maintaining deposits of funds of the Company or portfolio companies, serving as directors or officers of portfolio companies and providing services in connection with mergers and acquisitions, leasing real estate and insurance and economic forecasting. In consideration for such services, such persons may receive various fees, commissions and reimbursements to the extent permitted under applicable law. Depending upon the Investment Adviser's, the Manager's or their affiliates' influence and control with respect to portfolio companies, the selection of such persons to perform such services for portfolio companies may not be a disinterested decision and the terms and conditions for the performance of such services, and the amounts and terms of such compensation, may not be determined in arms-length negotiations. The selection of the Investment Adviser, the Manager or any of their affiliates to perform services for a portfolio company must be approved by a majority of the disinterested members of the Board of Managers of the Company and the independent and disinterested directors of the portfolio company. The interest rate and financing charges that such persons may charge the Company or its portfolio companies on funds made available to it or them will not exceed those that would be charged by unrelated lending institutions on comparable loans for the same purpose.

         The Investment Company Act and the Federal Reserve Act contain restrictions as to certain transactions among the Company and the Investment Adviser, the Manager or their affiliates. See "Regulation." Generally, transactions involving the Company and the Investment Adviser, the Manager or certain of their affiliates must receive the prior approval of a majority of the disinterested members of the Board of Managers having no financial interest in the proposed transaction and/or the Commission and may be subject to certain percentage limitations, safety-and-soundness and other requirements. There can be no assurance that prior approval of the Commission can be obtained.

         The Investment Adviser and the Manager expect to provide services to other investors, including, in the case of the Investment Adviser, Fund I and Fund II, and including other investment funds and other business development companies organized by them or their affiliates. The Company will have no contractual or other right to such services prior to any of such other investors. The Investment Adviser may file on behalf of itself and the Company an application for an exemptive order from the Commission with respect to proposed joint investments by the Company and U.S. Trust or certain of its affiliates in portfolio companies. If an exemptive order is not granted, certain joint investments with U.S. Trust or its affiliates will be prohibited. While the Commission has granted exemptive relief in substantially similar circumstances in the past, no assurance can be given that an exemptive order will be granted. If the Company and U.S. Trust or its affiliates co-invest in a portfolio company, certain conflicts may arise. See "Potential Conflicts of Interest -- Joint Investments in Portfolio Companies and Other Securities" and "Regulation."

         Conflicts as to Investment Opportunities. The Investment Adviser and its affiliates intend to make investments for their own account and may be in competition with the Company for such investments. In addition, affiliates of the Investment Adviser may serve as adviser or manager of other private or public investment vehicles that will have investment objectives identical with or similar to those of the Company. While the Investment Adviser is obligated to endeavor to provide the Company with continuing and suitable investment opportunities consistent with its investment objective and policies, the Investment Adviser is not required to present to the Company any particular opportunity that falls within the investment objective and policies of the Company, except as set forth in the procedures adopted by the Company's Board of Managers. Such procedures provide that the Investment Adviser must endeavor to offer to the Company on an equitable basis investment opportunities that would be suitable for both the Company and other similar private equity funds for which the Investment Adviser provides discretionary investment advisory services. Within 60 days after the end of each fiscal year of the Company, the Investment Adviser will furnish the Board of Managers of the Company with information on a confidential basis as to any investments made

                                    42

by the Investment Adviser or its affiliates for their own accounts during the prior year of the types eligible for investment by the Company. The Investment Adviser and its affiliates will endeavor to resolve conflicts with respect to investment opportunities in a manner deemed equitable to all and consistent with their fiduciary duties to the Company.

         Joint Investments in Portfolio Companies and 0ther Securities. The Investment Adviser and its affiliates and employees may participate with the Company as co-investors in portfolio companies and other securities and may make loans to, or other investments in, portfolio companies. Such participation will be required to be on a basis which, in the judgment of the Board of Managers, is not more advantageous to such other persons than the basis upon which the Company participates in such joint investments, and will require the prior approval of the Board of Managers, including a majority of the disinterested Managers. Without prior approval by the Board of Managers and/or the Commission, the Company will not make joint investments in the securities of any entity if the Investment Adviser or any of its affiliates have previously acquired a security issued by such entity, provided that this prohibition does not apply to follow-on investments. In most such instances, prior approval of the Commission of such joint investments would be required. There can be no assurance that such approval will be obtained. See "Regulation."

         Timing of Disposition of Investments. The Manager receives certain allocations and distributions determined by the amount of net realized capital gains (net of realized capital losses and net unrealized capital depreciation) of the Company as set forth under "Description of the Company
- Allocations and Distributions." The interests of the Investment Adviser and the Manager may conflict with the interests of the members with respect to the timing of the disposition of Company investments. The acts of the Investment Adviser are subject to supervision by the Board of Managers.

         Allocation of Management Time and Services. The Company will not have independent management or employees and will rely upon the Manager and its affiliates for management and administration of the Company and its assets. The Manager believes that it and its affiliates have or can attract sufficient personnel to discharge all of their responsibilities to the Company. Conflicts of interest may arise in allocating management time, services or functions between the Company and other entities for which the Manager and its affiliates (including the Investment Adviser) may provide similar services. The officers and directors of the Manager and its affiliates will devote such time to the affairs of the Company as they, in their sole discretion, determine to be necessary for the conduct of the business of the Company. The Company's Board of Managers will supervise the activities of the Manager.

         Other Relationships with Portfolio Companies. The Investment Adviser and its affiliates may have other relationships on an on-going basis with portfolio companies in which the company has invested. Such relationships could influence the Investment Adviser or its affiliates to take actions, or forbear from taking actions, which an independent investment adviser might not take or forbear from taking. The Investment Adviser and its affiliates will not enter into any other relationship with a portfolio company unless such relationship has been approved by a majority of the disinterested members of the Board of Managers of the Company and by the independent directors of the portfolio company who also have no interest in the relationship.


CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank ("Chase") will serve as the Company's custodian in accordance with the provisions of the Investment Company Act and the rules and regulations thereunder. As such, Chase will be responsible for holding the Company's cash and portfolio securities. Chase will also serve as the transfer agent and distribution paying agent for the Company's Units. For its custodian, transfer agency and paying agency services, Chase will receive customary fees from the Company. Chase's address is:

CHASE MANHATTAN BANK,
4 NEW YORK PLAZA,
NEW YORK, NY  10004.


                  BROKERAGE ALLOCATION AND OTHER PRACTICES

         Subject to policies established by the Board of Managers, the Investment Adviser will arrange for the execution of the Company's portfolio transactions and the allocation of brokerage. In executing portfolio transactions, the Investment Adviser will seek to obtain the most favorable execution of portfolio transactions, that is the best

                                    43

combination of net price and prompt reliable execution. In the Investment Adviser's opinion, it is not possible to determine in advance that any particular broker will actually be able to effect the most favorable execution because, in the context of a constantly changing market, order execution involves judgments as to the price, volume, trend and breadth of the market, possibility of a block transaction, and the broker's activity in the security as well as its general record for prompt, competent and reliable service in all aspects of order processing, execution and settlement as well as anticipated commission rates.

         A portion of the securities in which the Company will invest may be traded in the over-the-counter markets, and the Company intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are otherwise available. Under the Investment Company Act, persons affiliated with the Company are prohibited from dealing with the Company as principal in the purchase and sale of securities. Transactions in the over-the-counter markets usually involve transactions with dealers acting as principal for their own account. The Company will not deal with affiliated persons as principal; however, affiliated persons of the Company may serve as its broker in over-the-counter markets and other transactions conducted on an agency basis in accordance with the Investment Company Act. If an affiliated person of the Company is a market maker in the securities of a company, the affiliated person will not serve as the Company's broker in the purchase of such securities.

         The Investment Adviser has no obligation to deal with any broker or group of brokers in the execution of transactions. With respect to certain securities, the Company's portfolio transactions may be effected through affiliates of the Investment Adviser, provided it is consistent with the policy of obtaining the most favorable execution. The Company's Board of Managers has adopted procedures to ensure compliance with applicable regulations relating to trading of portfolio securities.

         In allocating brokerage among other brokers who are believed to be capable of providing equally favorable execution, the Company may also take into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the Company such as research and statistical information.

         Research services so received are in addition to and not in lieu of services required to be performed by the Investment Adviser and does not reduce the investment advisory fees payable by the Company. Such services may be useful to the Investment Adviser in serving the Company and other clients and, conversely, research services obtained by the placement of brokerage business of other clients may be useful to the Investment Adviser in carrying out its obligations to the Company. The Investment Adviser might incur significant expense were it to purchase such research services from the parties.

PORTFOLIO TURNOVER

         Because the investments of the Company generally require relatively long periods of time to reach maturity, it is expected that the Company's portfolio turnover will be low. There is, however, no policy limitation on the ability of the Company to sell an investment after a short period of time. Any short-term securities in which the Company invests will have a high rate of turnover.

         Portfolio turnover will generally involve some expense to the Company, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and, where permitted, reinvestment in other securities. The portfolio turnover rate will be computed by dividing the lesser of the amount of the securities purchased or securities sold during the year by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).


                                 REGULATION

         The Investment Adviser Act of 1940, as amended (the "Investment Adviser Act"), generally prohibits investment advisers from entering into investment advisory contracts with an investment company that provides for compensation to the investment advisers on the basis of a share of capital gains upon or capital appreciation of the funds or any portion of the funds of the investment company. In 1980, Congress enacted the Small Business Investment Incentive Act of 1980 which added provisions to the Investment Adviser Act which permit the payment of compensation to investment advisers to a BDC based on capital gains.

                                    44

         In addition, the Small Business Investment Incentive Act of 1980 modified the provisions of the Investment Company Act that are applicable to BDCs. The BDC is considered to be a closed-end, non-diversified investment company as those terms are defined in the Investment Company Act. The following is a brief description of the Investment Company Act, as modified by the Small Business Investment Incentive Act of 1980, and is qualified in its entirety by reference to the full text of the Investment Company Act and the rules thereunder.

         Generally, to be eligible to elect BDC status, a company must engage in the business of furnishing capital and offering significant managerial assistance to companies that do not have ready access to capital through conventional financial channels. A BDC must be operated for the purpose of making investments in securities of the types required by the Investment Company Act, which types include certain present and former "eligible portfolio companies" and certain bankrupt or insolvent companies. A BDC need not invest in all of the possible types of securities approved for investment by BDCs. Business development companies must also make available significant managerial assistance to portfolio companies. An eligible portfolio company generally is a United States company that is not an investment company (except for wholly-owned Small Business Investment Companies licensed by the Small Business Administration) and that (i) does not have a class of securities registered on a national securities exchange or included in the Federal Reserve Board's over-the-counter margin list,
(ii) is actively controlled by the BDC either alone or as part of a group acting together and an affiliate of the BDC is a member of the portfolio company's board of directors, or (iii) meets such other criteria as may be established by the Commission. Control, under the Investment Company Act, is presumed to exist where the BDC owns 25% of the outstanding voting securities of the portfolio company.

         The Investment Company Act limits the type of assets that the Company may acquire to "qualifying assets" and certain assets necessary for its operations (such as office furniture, equipment, and facilities) unless, at the time of the acquisition, at least 70% of the value of the Company's assets consists of qualifying assets. Qualifying assets include:
(i) securities of companies that were eligible portfolio companies at the time the Company acquired their securities; (ii) securities of bankrupt or insolvent companies that are not otherwise eligible portfolio companies;
(iii) securities acquired as follow-on investments in companies that were eligible at the time of the Company's initial acquisition of their securities but are no longer eligible, provided that the Company has maintained a substantial portion of its initial investment in those companies; (iv) securities received in exchange for or distributed on or with respect to any of the foregoing; and (v) cash items, government securities, and high-quality, short-term debt. The Investment Company Act also places restrictions on the nature of the transactions in which, and the persons from whom, securities can be purchased in order for the securities to be considered qualifying assets. In addition, certain provisions of the federal banking laws, including the Bank Holding Company Act of 1956, as amended, would prohibit or restrict investments by the Company in securities of commercial banking organizations.

         The Company is permitted by the Investment Company Act, under specified conditions, to issue multiple classes of senior debt and a single class of equity senior to the Units if its asset coverage, as defined in the Investment Company Act, is at least 200% after the issuance of the debt or equity. In addition, provision must be made to prohibit any distribution to members or the repurchase of any Units unless the asset coverage ratio is at least 200% at the time of the distribution or repurchase.

         After this offering, the Company may sell its securities at a price that is below the prevailing net asset value per Unit only upon the approval by the holders of a majority of its voting securities, including a majority of the voting securities held by nonaffiliated persons, at its last annual meeting. In addition, the Company may repurchase its Units subject to the restrictions of the Operating Agreement and the Investment Company Act.

         Under the Investment Company Act as amended by the Small Business Investment Incentive Act of 1980, certain of the transactions involving the Company and its affiliates (as well as affiliates of those affiliates) that would previously have been prohibited without the prior approval of the Commission require the prior approval of a majority of the disinterested members of the Board of Managers having no financial interest in the transactions. Certain transactions involving certain closely affiliated persons of the Company, including the Investment Adviser and the Manager, and their officers and employees, still require the prior approval of the Commission. In general, (i) any person who owns, controls, or holds with power to vote, more than 5% of the outstanding Units, (ii) any director, executive officer, or general partner of that person, and (iii) any person who directly or indirectly controls, is controlled by, or is under common control with, that person, must obtain the prior approval of a majority of the
                                    45

disinterested members of the Board of Managers and, in some situations, the prior approval of the Commission, before engaging in certain transactions involving the Company or any company controlled by the Company. The Investment Company Act and applicable rules thereunder generally do not restrict transactions between the Company and its portfolio companies. In accordance with the Investment Company Act, a majority of the members of the Board of Managers are not interested persons of the Company as defined in the Investment Company Act. See "Management."

         The Investment Company Act prohibits an investment company, such as the Company, from knowingly participating in a joint transaction with an affiliate of, any director or investment adviser to the investment company. Accordingly, the Company may not, without exemptive relief from the Commission, participate in a joint transaction with Fund I, Fund II or other companies or funds which may be affiliates of the Company or the Investment Adviser, or any other entity managed by the persons who are the principals of the Investment Adviser (collectively, "Company Affiliates"). The Company and the Investment Adviser may submit an application to the Commission to permit such co-investment. The Investment Adviser believes that co-investment by the Company and any Company Affiliates would afford the Company the ability to achieve greater diversification and, together with any Company Affiliates, the opportunity to exercise greater influence on the portfolio companies in which the Company and any Company Affiliates invest together. Accordingly, the Company may file an application that would seek an exemptive order permitting the Company and any Company Affiliates to invest together in the same portfolio companies where such is consistent with investment objectives, investment positions, investment policies, investment strategies, investment restrictions, regulatory requirements and other pertinent factors applicable to the Company. Although the Investment Adviser intends to select investments for the Company and for Company Affiliates separately, considering in each case only the investment objectives, investment positions, available funds and other pertinent factors of the particular investment company or fund, it is expected that if the application for exemptive relief is granted, the Company and any Company Affiliates may frequently invest in the same portfolio companies. It is expected that prior to committing to a co-investment, a "required majority" (as defined in Section 57(o) of the Investment Company Act) of the members of the Board of Managers of the Company would make certain findings concerning the fairness to the Company of the co-investment arrangement.

                                    46

                     VALUATION OF PORTFOLIO SECURITIES

         Under the supervision of and in accordance with procedures adopted by the Board of Managers, the Investment Adviser will value the securities in the Company's portfolio quarterly and at such other time as, in the Board's view, circumstances warrant. In the event of a sale by the Company of its Units, the Investment Adviser must determine the net asset value (the "NAV") of a Unit as of a date within 48 hours before such sale (excluding Sundays and holidays) to comply with the requirement of the Investment Company Act that securities not be sold below NAV without member approval.

         In order to determine the NAV per Unit, (i) the value of the assets of the Company, including its portfolio securities, will be determined by the Investment Adviser under the supervision of the Board of Managers; (ii) the Company's liabilities will be subtracted therefrom; and
(iii) the difference will be divided by the number of outstanding Units of the Company. For purposes of this calculation, any amount that the Manager would be entitled to distribution of if the Company had cash available for distribution will be treated as a liability of the Company.

         Securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices. Securities for which market quotations are not readily available and other assets will be valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Managers and pursuant to procedures established and periodically reviewed by the Board of Managers. Securities having remaining maturities of 60 days or less are valued at amortized cost.

         The value for restricted stock investments for which no public market exists is difficult to determine. Generally, such investments will be valued on a "going concern" basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. In the early stages of development, venture capital investments will typically be valued based upon their original cost to the Company (the "cost method"). The cost method will be utilized until significant developments affecting the portfolio company provide a basis for use of an appraisal valuation (the "appraisal method") by the Investment Adviser. The appraisal method will be based upon such factors affecting the portfolio company as earnings, net worth, the market prices for similar securities of comparable companies and an assessment of the portfolio company's future prospects. In the case of unsuccessful operations, the appraisal may be based upon liquidation value. Valuations based on the appraisal method are necessarily subjective. The Company will also use third party transactions (actual or proposed) in the portfolio company's securities as a basis of valuation (the "private market method"). The private market method will only be used with respect to actual transactions or actual firm offers by sophisticated, independent investors. Securities with legal, contractual or practical restrictions on transfer may be valued at a discount (typically ranging from 10% to 40%) from their value determined by the foregoing methods to reflect the effect of such restrictions.

         The values for the types of investments referred to in the preceding paragraph will be estimated regularly by the Investment Adviser and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Company from the investments.

         The Company anticipates that it may invest in securities for which a public market exists but which are "restricted securities" for purposes of the Securities Act. In evaluating such securities, the Investment Adviser will take into consideration various factors, including the price at which the securities in question were acquired relative to the market price for unrestricted shares of the same securities at the time of such acquisition, modified as appropriate to reflect the nature of the market in which the securities are traded, if any, the amount of the public float, the existence and terms of any securities registration rights, the proportion of the portfolio company's securities held by the Company, changes in the financial condition and prospects of such portfolio company and other factors which may affect their fair value, all in accordance with the Investment Company Act. Restricted securities for which an established trading market exists will typically be valued at a discount of 10% to 40% from the public market price with the amount of the discount decreasing as the restriction period decreases. If no such market exists, the asset will be valued at cost unless management has good reason to use a different valuation method (such as reliable private sales of a portfolio company's securities at prices different from the value initially used by management).

                                    47

         The Company's investments in Private Funds generally will be valued based upon the Company's pro rata share of the value of the assets of a Private Fund as determined by such Private Fund in accordance with its by-laws, constitutional or other documents governing such valuation, on the valuation date. If such valuation with respect to investments in Private Funds is not available by reason of timing or other event on the valuation date or are deemed to be unreliable by the Investment Adviser, the Investment Adviser will determine such value based on the Investment Adviser's judgment of fair value on the appropriate date, less applicable charges, if any.

                        ALLOCATIONS AND DISTRIBUTIONS

Investors will become members of the Company, which will establish a capital account for each member. Your capital contributions and your share of items of gain will be credited to your capital account, and your distributions and your share of items of loss, deduction and expense will be debited from your capital account.

         Allocations. The income, gain, loss, deduction and expense of the Company will be determined and allocated as of the end of each fiscal year to reflect the economic interests of the members and the Manager.

         Each year, Company allocations generally will be made in the following manner:

         o all items of income, gain, loss, deduction and expense will be allocated to the members in an amount equal to the Members' Allocation pro rata in accordance with the members' capital contributions; and

         o gains will be allocated to the Manager until the cumulative amount of all gains that has been allocated to the Manager from the commencement of operations equals the Incentive Carried Interest calculated through the end of the period for which the allocation is being made.

         The Members' Allocation is all items of income, gain, loss, deduction and expense remaining after allocations have been made to the Manager.

         For any given period, the allocation of gain to the Manager described above will be made out of long-term capital gain and short-term capital gain in proportion to the amount of such gains available for allocation.

         As of any date, the Incentive Carried Interest will be an amount equal to 20% of the excess, if any, of the cumulative amount of all capital gains on all Direct Investments realized by the Company from the commencement of operations through such date over the sum of:

         o the cumulative amount of all capital losses on all investments of any type realized by the Company from the commencement of operations through such date; and

         o the current net amount of unrealized capital depreciation on all investments of any type all determined as of such date.

         To the extent that the Company distributes property in kind, the Company will be deemed to have realized gain or loss on such property based on the value assigned to such property in accordance with the Company's valuation procedures. In the event of the resignation or removal of the Manager, the assets of the Company will be valued in accordance with the Operating Agreement as of the date of resignation or removal, and the Company will be deemed to have realized gain or loss on such assets based on the valuations so assigned.

         Notwithstanding the foregoing, the Manager may, in its sole and absolute discretion, make special allocations of items of Company income, gain, loss, deduction and expense in order to cause the capital account balances of the members and the Manager to reflect the economic arrangement set forth in the following paragraph.

                                    48

         Distributions. The Company will distribute all cash that the Manager does not expect to use in the operation of the Company and that is available after the payment of all expenses then due and the creation of any reserves. The Company will make such distributions at least annually. Each year, the Manager generally will be entitled to a distribution equal to the excess of the Incentive Carried Interest as most recently calculated over the cumulative amount of all prior distributions made to the Manager in respect of the Incentive Carried Interest determined in prior years. The members generally will be entitled to all amounts remaining for distribution pro rata in accordance with their capital contributions. Upon liquidation of the Company, any cash or other property available for distribution will be distributed to the members and to the Manager pro rata in accordance with their respective capital account balances.

         Due to the nature of the Company's investments, investors should not expect distributions of cash or property during the first several years of the Company's operations. The Company will not reinvest income from its investments or the proceeds from the sale of its investments, in each case other than Short-Term Investments, except to make follow-on investments. The Company may make distributions in kind of its property, which generally would be treated for purposes of the Company's distribution policies as distributions of cash in an amount equal to the current market value or fair value of such property determined in accordance with the Company's valuation procedures.

                                    49

                 CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

         The following is a summary of certain U.S. federal income tax consequences to the initial members who are U.S. persons. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular member or to members subject to special treatment under federal income tax laws (e.g., banks and certain other financial institutions, insurance companies, tax-exempt organizations and non-U.S. persons). This discussion is limited to members who hold their Units as capital assets. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Except as expressed in "Tax Status of the Company" below, counsel to the Company has not rendered any legal opinion regarding any tax consequences relating to the Company or an investment in the Company. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. PROSPECTIVE INVESTORS MUST CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL INCOME TAX CONSEQUENCES OF ACQUIRING, HOLDING AND DISPOSING OF UNITS AS WELL AS THE EFFECTS OF STATE, LOCAL AND NON-U.S. TAX LAWS.

         TAX STATUS OF THE COMPANY. At the first subscription closing, the Company will receive an opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, to the effect that, under current law and based on certain assumptions and representations, the Company will be treated as a partnership and not as a "publicly traded partnership" that is treated as a corporation for federal income tax purposes. An opinion of counsel is not binding on the IRS or any court.

         A limited liability company (such as the Company) that has elected to be treated as a business development company under the Investment Company Act would be treated as a corporation for federal income tax purposes if it became a publicly traded partnership. A publicly traded partnership is a partnership, or limited liability company intended to be treated as a partnership, whose interests are either traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof). Each of the Manager, the Investment Adviser and the Company has represented to counsel for the Company that, among other things, neither it, nor any affiliate thereof will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose.

         In addition, the Operating Agreement imposes significant restrictions on transfer of Units in order to address this point. By subscribing for Units, each member agrees to indemnify and hold harmless the Company, the Investment Adviser, the Manager, each other member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that member in violation of the Operating Agreement or any misrepresentation made by that member in connection with any purported transfer.

         Ultimately, counsel's opinion as to the treatment of the Company as a partnership for federal income tax purposes will be based on, among other things, the maintenance of factual conditions (including those underlying the representations of the Manager, the Investment Adviser and the Company), the continuation of which cannot be assured. Company's counsel will not render a Company tax status opinion or review such factual environment after the first subscription closing.

         If the Company were treated as a publicly traded partnership or otherwise as a corporation for federal income tax purposes, material adverse consequences for the members would result. The Company would be subject to tax on its income at corporate tax rates, without a deduction for any distribution to the members, thereby materially reducing the amount of any cash available for distribution to the members. In addition, capital gains and losses and other income and deductions of the Company would not be passed through to the members, and the members would be treated as shareholders for federal income tax purposes. Thus, all distributions by the Company to the members would be treated as dividends, return of capital and/or gains.

                                    50

         The following discussion assumes that the Company will continue to be treated as a partnership for federal income tax purposes.

         TAXATION OF MEMBERS OF THE COMPANY. By reason of its treatment as a partnership for federal income tax purposes, the Company will not itself be subject to federal income tax. Rather, each member in computing its federal income tax will include his, her or its allocable share of Company items of income, gain, loss, deduction and expense for the taxable year of the Company ending within or with the taxable year of the member. Nonliquidating cash distributions made by the Company to a member generally will not be taxable to the member, except to the extent that the amount of such cash distributions exceed the distributee's adjusted tax basis in his, her or its Units. Nonliquidating distributions of property other than cash are also generally not taxable. If both cash and other property are distributed by the Company to a member, the member's adjusted tax basis in his, her or its Units will be reduced first by the cash and then by the Company's tax basis in the other property distributed. The member will have a tax basis in non-liquidating, non-cash distributions of property equal to the Company's tax basis in such property (but in no event in excess of the member's adjusted tax basis in his, her or its Units).

         For federal income tax purposes, a member's allocable share of Company tax items will be determined by the provisions of the Operating Agreement if such allocations have or are deemed to have "substantial economic effect" or are determined to be in accordance with the members' Units in the Company. The allocations under the Operating Agreement are intended to satisfy such requirements. If, however, the IRS successfully challenged the Company's allocations of income, gain, loss, deduction and expense, the redetermination of the allocations to a particular member for federal income tax purposes may be less favorable than the allocations set forth in the Operating Agreement.

         The Company may derive taxable income from an investment that is not matched by a corresponding receipt of cash. This could occur, for example, if the Company makes an investment in certain non-U.S. corporations. See "Phantom Income from Company Investments in Non-U.S. Corporations" below. This could also occur if the Company invests in an entity that is classified as a partnership and such entity allocates income or gain to the Company without making a corresponding distribution of cash. Moreover, the Company is not required to make current distributions of its entire earnings. In addition, a reduction of Company nonrecourse borrowings (as defined for federal income tax purposes) would be treated as a constructive distribution of cash to a member to the extent of his, her or its allocable share of such reduction, even though an actual cash distribution is not made. Accordingly, it is possible that a member's federal income tax liability with respect to his, her or its allocable share of the Company's earnings in a particular taxable year could exceed the cash distributions to the member for the year, thus giving rise to an out-of-pocket payment by the member.

         TAX BASIS RULES. Company distributions generally will not be taxable to a member to the extent of such member's adjusted tax basis in his, her or its Units. In addition, a member is allowed to deduct his, her or its allocable share of Company losses (if any) only to the extent of such member's adjusted tax basis in his, her, or its Units at the end of the taxable year in which the losses occur. A member's adjusted tax basis is equal to the member's aggregate capital contributions to the Company as adjusted by certain items. Basis is generally increased by the member's allocable share of Company profits (and items of gain) and Company nonrecourse borrowings (as defined for federal income tax purposes). Basis is generally decreased by the member's allocable share of Company losses (and items of loss, deduction and expense), the amount of cash distributed by the Company to the member, the Company's tax basis of property (other than cash) distributed by the Company to the member and any reduction in the member's allocable share of Company nonrecourse borrowings (as defined for federal income tax purposes).

         To the extent that a member's allocable share of Company losses are not allowed because the member has insufficient adjusted tax basis in his, her or its Units, such disallowed losses may be carried over by the member to subsequent taxable years and will be allowed if and to the extent of the member's adjusted tax basis in subsequent years.

         AT RISK RULES. Individuals and certain closely held C corporations are allowed to deduct their allocable share of Company losses (if any) only to the extent of each such member's "at risk" amount in the Company at the end of the taxable year in which the losses occur. A member's at risk amount generally is equal to the member's aggregate capital contributions to the Company. To the extent that a member's allocable share of Company losses are not allowed because the member has an insufficient amount at risk in the Company, such disallowed losses may

                                    51

be carried over by the member to subsequent taxable years and will be allowed if and to the extent of the member's at risk amount in subsequent years.

         PASSIVE ACTIVITY LOSS RULES. Individuals, estates, trusts, closely held C corporations and personal service corporations are not allowed to deduct "passive activity losses" (as defined for federal income tax purposes) against certain other income, such as salary or other compensation for personal services, interest, dividends, annuities or royalties not derived in the ordinary course of a trade or business and gain attributable to the disposition of property that either produces such nonbusiness income or is held for investment. The Company's investment activities generally will not constitute a passive activity for purposes of the passive activity loss rules. Therefore, a member will not be allowed to offset his, her or its allocable share of Company items of income or gain with the member's passive activity losses from other sources.

         INVESTMENT INTEREST LIMITATION. Individuals and other noncorporate taxpayers are allowed to deduct interest paid or accrued by the Company on its indebtedness (so-called investment interest) only to the extent of each such member's net investment income for the taxable year. A member's net investment income generally is the excess, if any, of the member's investment income from all sources (which is gross income from property held for investment) over investment expenses from all sources (which are deductions allowed that are directly connected with the production of investment income). Investment income excludes net gain attributable to the disposition of property held for investment (and thus would not include any Company gains on the sale of its investments), unless the member elects to pay tax on such gain at ordinary income rates.

         To the extent that a member's allocable share of Company investment interest is not allowed because the member has insufficient net investment income, such disallowed investment interest may be carried over by the member to subsequent taxable years and will be allowed if and to the extent of the member's net investment income in subsequent years. If a member borrows to finance the purchase of Units, any interest paid or accrued on such borrowing will be investment interest that is subject to these limitations. Since the amount of a member's allocable share of Company investment interest that is subject to this limitation will depend on the member's aggregate investment interest and net investment income from all sources for any taxable year, the extent, if any, to which Company investment interest will be disallowed under this rule will depend on each member's particular circumstances each year.

         OTHER LIMITATIONS ON DEDUCTIONS AND SPECIAL CODE PROVISIONS. Prospective investors should be aware that they could be subject to various other limitations on their ability to deduct their allocable share of Company losses (or items of loss and deduction thereof). An individual, estate or trust may deduct so-called miscellaneous itemized deductions, which include the advisory fee and certain other expenses of the Company and of Private Funds, only to the extent that such deductions exceed 2% of the adjusted gross income of the taxpayer. Since the amount of a member's allocable share of such expenses that is subject to this disallowance rule will depend on the member's aggregate miscellaneous itemized deductions from all sources and adjusted gross income for any taxable year, the extent, if any, to which such expenses will be subject to disallowance will depend on each member's particular circumstances each year. Other limitations are imposed on itemized deductions of high-income individuals.

         For federal income tax purposes, if a member of a limited liability company performs services for the company and there is a related direct or indirect allocation and distribution by the company to such member, the allocation and distribution may be recharacterized as a fee. It is intended that the Manager's Incentive Carried Interest constitute an allocable share of Company earnings and not a fee. No assurance can be given, however, that the IRS could not successfully assert that the Incentive Carried Interest be recharacterized as a fee under these rules, in which case members could be subject to the limitations on deductibility relating to miscellaneous itemized deductions and certain other itemized deductions of high-income individuals described above.

         In addition, prospective investors should be aware that certain of the Company's activities may be subject to various special provisions of the Code that, among other things, defer or disallow the deductibility of certain expenses. Organizational expenses of the Company are not currently deductible, but may, at the election of the Company, be amortized ratably over a period of not less than 60 months. Syndication expenses of the Company (i.e., expenditures made in connection with the marketing and issuance of Units, including placement fees) are neither deductible nor amortizable.

                                    52

         NON-U.S. CURRENCY GAINS OR LOSSES. If the Company makes an investment or obtains financing denominated in a currency other than the U.S. dollar, then the Company may recognize gain or loss attributable to fluctuations in such currency relative to the U.S. dollar. The Company may also recognize gain or loss on such fluctuations occurring between the time it obtains and disposes of non-U.S. currency, between the time it accrues and collects income denominated in a non-U.S. currency, or between the time it accrues and pays liabilities denominated in a non-U.S. currency. Such gains or losses generally will be treated as ordinary income or loss.

         PHANTOM INCOME FROM COMPANY INVESTMENTS IN NON-U.S. CORPORATIONS. It is possible that the Company may invest in non-U.S. corporations that could be classified as passive foreign investment companies, controlled foreign corporations and foreign personal holding companies (each as defined for federal income tax purposes). For federal income tax purposes these investments may cause a member to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains.

         NON-U.S. TAXES. It is possible that certain dividends and interest received by the Company from sources outside of the U.S. will be subject to withholding taxes imposed by other countries. In addition, the Company may also be subject to capital gains taxes in certain other countries where it purchases and sells stocks and securities. Tax treaties between the United States and other countries may reduce or eliminate such taxes.

         The Company will inform members as to their proportionate share of non-U.S. taxes paid by the Company, and members will be required to include such taxes in their income. Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their federal income taxes.

         SALE OF COMPANY INVESTMENTS AND TAX RATES. The Company will generally recognize capital gain or loss on the sale of its investments. For members who are individuals, the maximum federal income tax rate on their allocable share of Company capital gains is 39.6% for capital assets held by the Company for one year or less and 20% for capital assets held by the Company for more than one year. The maximum federal income tax rate on an individual's allocable share of Company ordinary income is 39.6%. Corporations are subject to a maximum 35% federal income tax rate on their allocable share of Company ordinary income and capital gains (whether long-term or short-term).

         LIMITATION ON DEDUCTIBILITY OF CAPITAL LOSSES. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).

         SALE OF UNITS. Members will not be able or allowed to freely sell or otherwise transfer their Units. In addition, none of the Company, the Manager or the Investment Adviser (nor any affiliate thereof) will repurchase any Units, except upon termination of the Company. By subscribing for Units, each member agrees to indemnify and hold harmless the Company, the Investment Adviser, the Manager, each other member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that member in violation of the Operating Agreement or any misrepresentation made by that member in connection with any purported transfer. See "Risk Factors - Risks Related to the Company - No Public or Other Market for Units."

         A member that is allowed to sell his, her, or its Units will recognize gain or loss measured by the difference between the amount realized on the sale and the member's adjusted tax basis in the sold Units (as described in "Tax Basis Rules" above). Such gain or loss generally will be long-term capital gain or loss if the member held the sold Units for more than one year. The amount realized will include the member's allocable share of Company nonrecourse borrowings (as defined for federal income tax purposes), if any, as well as any proceeds from the sale. Thus, a tax liability upon the sale of Units may exceed the member's cash proceeds from the sale.

         ALTERNATIVE MINIMUM TAX. In certain circumstances, individuals, corporations and other taxpayers may be subject to an alternative minimum tax in addition to regular tax. A member's potential alternative minimum tax liability

                                    53

may be affected by reason of an investment in the Company. The extent, if any, to which the alternative minimum tax applies will depend on each member's particular circumstances for each taxable year.

         TAX ELECTIONS. Under Section 754 of the Code, the Company may make a generally irrevocable election to adjust the tax basis of its assets in the event of a distribution of Company property to a member or in the event of a transfer of Units (in which latter case basis will be adjusted with respect to the transferee member only). The Company does not currently intend to make a Section 754 election. Certain recent legislative proposals would, if enacted, require the Company to make a Section 754 election. The Manager has sole and absolute discretion to make all tax elections for the Company.

         REPORTS TO MEMBERS. The Company has the calendar year as its taxable year. The Company will furnish annually to each member a report containing a Schedule K-1 that indicates each member's distributive share for each calendar year of Company income, gain, loss, deduction and expense for use in the preparation of the member's income tax return. The Company will endeavor to deliver Schedules K-1 to members prior to April 15 of each year, but may not be able to do so because, among other things, the Company may not receive, prior to April 15, a Schedule K-1 from a Private Fund that is classified as a partnership for federal income tax purposes in which the Company has invested. Accordingly, members may be required to obtain extensions for filing their federal, state and local income tax returns each year. The Company will provide members with estimated annual federal income tax information prior to April 15, assuming the Company is able to obtain such information.

         TAX AUDITS. Although not required to pay any federal income tax, the Company must file a federal income tax information return each taxable year. The IRS may audit Company returns in a unified entity proceeding at the Company level. The Manager, who would represent the Company at such an audit as the so-called tax matters partner, has considerable authority to make decisions affecting the tax treatment and procedural rights of the members. The Manager may also generally enter into settlement agreements with the IRS that bind members and consent on behalf of the Company to extend the statute of limitations for assessing a deficiency with respect to a Company item. Successful adjustments by the IRS of Company items of income, gain, loss, deduction or expense could change a member's federal income tax liabilities.

         BACKUP WITHHOLDING. The Company may be required to withhold federal income tax at a rate of 31% on a member's allocable share of interest and dividends if the member fails to provide the Company with his, her or its taxpayer identification number or a certificate that he, she or it is exempt from backup withholding, or the IRS notifies the Company that the member is subject to backup withholding. The member may be entitled to a federal income tax credit for the amount of any backup withholding if the required information is furnished to the IRS.

         CERTAIN CONSIDERATIONS FOR TAX-EXEMPT INVESTORS. The Company may from time to time borrow funds for operating purposes in an amount up to 25% of the value of its total assets (after giving effect to the borrowing) in order to make additional investments in existing portfolio companies to maintain various regulatory qualifications or to pay contingencies and expenses. To the extent that the Company does so, an investment in the Company will generate unrelated business taxable income for federal income tax purposes (and may have other adverse tax consequences) for pension funds, Keogh plans, individual retirement accounts, tax-exempt institutions and other tax-exempt investors. Accordingly, such prospective investors are urged to consult their own tax advisors concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Company.

         STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES. In addition to the federal income tax consequences described above, the members, as well as the Company itself and the entities in which the Company invests, may be subject to various state, local and non-U.S. taxes. A member's allocable share of Fund income, gain, loss, deduction and expense may be required to be included in determining such member's reportable income for state, local and non-U.S. tax purposes. In addition, state, local and non-U.S. taxation of such Company tax items may differ from the treatment of such items for federal income tax purposes.

         The Manager has sole and absolute discretion to file or not to file composite, group or similar state, local and non-U.S. tax returns on behalf of the members (where and to the extent permissible under applicable law). If the Manager decides to make any such composite, group or similar filing, such a filing would eliminate a Member's filing requirement in such a jurisdiction arising by reason of an investment in the Company. Each member will be required

                                    54

to execute any relevant documents (including a power of attorney authorizing such a filing), to furnish any relevant information and otherwise to do anything necessary in order to facilitate any such composite, group or similar filing. Any taxes paid by the Company in connection with any such composite, group or similar filing will be treated as an advance to the relevant members (with interest being charged thereon) and will be recouped by the Company out of any distributions subsequently made to such relevant members. Such advances may be funded by the Manager or an affiliate thereof (with interest thereon). Both the deduction for interest payable by the Company to the Manager (or an affiliate thereof) with respect to such advances, and the corresponding income from interest received by the Company from the relevant members, will be specially allocated to such Members, and such interest expense may be subject to limitations on deductibility (see "Investment Interest Limitation" above). Such taxes may be higher or lower than what a member's state, local or non-U.S. tax liability would be in the absence of such a composite, group or similar filing.

         PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF ACQUIRING, HOLDING AND DISPOSING OF UNITS.

                            ERISA CONSIDERATIONS

         The following is intended to be a summary only and is not a substitute for careful planning with a professional. Employee benefit plans subject to either the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or section 4975 of the Code considering purchasing the Shares should consult with their own counsel regarding the application of ERISA and the Code to their purchase of the Shares.

FIDUCIARY CONSIDERATIONS

         ERISA and the Code impose certain restrictions on (a) employee benefit plans (as defined in Section 3(3) of ERISA), (b) plans described in section 4975(e)(1) of the Code, including individual retirement accounts ("IRAs") or Keogh plans, (c) any entities whose underlying assets include plan assets by reason of a plan's investment in such entities (each a "Plan") and (d) persons who have certain specified relationships to such Plans ("Parties-in-Interest" under ERISA and "Disqualified Persons" under the Code, collectively referred to herein as "Parties in Interest"). Moreover, based on the reasoning of the United States Supreme Court in John Hancock Life Ins. Co. v. Harris Trust and Sav. Bank, 114 S. Ct. 517 (1993), an insurance company's general account may be deemed to include assets of the Plans investing in the general account (e.g., through the purchase of an annuity contract), and the insurance company might be treated as a Party-in-Interest or Disquaified Person with respect to a Plan by virtue of such investment. ERISA also imposes certain duties on persons who are fiduciaries of Plans subject to ERISA. Before investing in the Shares, a Plan fiduciary should ensure that such investment is in accordance with its fiduciary responsibilities and ERISA's general fiduciary standards. In making such a determination, a Plan fiduciary should be sure that the investment is in accordance with the governing instruments and the overall policies of the Plan, and that the investment will comply with the diversification and prudence requirements of ERISA. A Plan fiduciary should also consider the tax aspects of an investment in the Shares discussed in "Certain Federal Income Tax Considerations." In addition, provisions of ERISA and the Code prohibit transactions involving the assets of a Plan and Parties in Interest, unless an exemption is available for such transaction. The consequences of such prohibited transactions include the imposition of excise taxes, possible disqualification of IRAs, and other liabilities. A Plan fiduciary should be sure that an investment in the Shares will not constitute or give rise to a direct or indirect non-exempt prohibited transaction. A Plan fiduciary should also consider prohibitions in ERISA relating to delegation of control over or responsibility for "plan assets."

PLAN ASSETS CONSIDERATIONS

         In certain circumstances where a Plan holds an interest in an entity, the assets of the entity are deemed to be "plan assets" of such Plan for purposes of the fiduciary and prohibited transactions provisions of ERISA and the Code. In addition, under such circumstances, any person that exercises authority or control with respect to the management or disposition of such assets is Plan fiduciary. Plan assets are not defined in ERISA or the Code, but the United States Department of Labor has issued a regulation (the "Regulation") that outlines the circumstances under which a Plan's interest in an entity will result in the assets of the entity being deemed to constitute Plan assets.

THE ACQUISITION AND HOLDING OF COMPANY UNITS

         The Manager, the Investment Adviser or certain affiliates thereof may be "Parties-in-Interest" with respect to a number of Plans. Accordingly, investment in the Units by a Plan that has such a relationship could be deemed to constitute a transaction prohibited under Title I of ERISA or Section 4975 of the Code (e.g., the indirect transfer to or use by Party-in-Interest of assets of a Plan.) Such transactions may, however, be subject to one or more statutory or administrative exemptions such as Prohibited Transaction Class Exemption ("PTCE") 90-1, which exempts certain transactions involving insurance company pooled separate accounts; PTCE 91-38, which exempts certain transactions

                                    55

involving bank collective investment funds; and PTCE 84-14, which exempts certain transactions effected on behalf of a Plan by a "qualified professional asset manager," PTCE 95-60, which exempts certain transactions involving insurance company general accounts; PTCE 96-23, which exempts certain transactions effected on behalf of a Plan by an "in-house asset manager;" or another available exemption. Such exemptions may not, however, apply to all of the transactions that could be deemed prohibited transactions in connection with a Plan's investment.

THE TREATMENT OF THE COMPANY'S UNDERLYING ASSETS UNDER ERISA

         The DOL has issued a regulation (29 C.F.R. ss. 2510.3-101) concerning the definition of what constitutes the assets of a Plan (the "Plan Asset Regulation"). This regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan purchases an "equity interest" will be deemed for purposes of ERISA to be assets of the investing Plan unless certain exceptions apply. The Plan Asset Regulation defines an "equity interest" as any interest in an entity other than an instrument that is treated as indebtedness under applicable local law and which has no substantial equity features. The Units offered hereby should be treated as "equity interests" for purposes of the Plan Asset Regulation.

         An exception under the Plan Asset Regulation is provided for an investment in an "operating company," which is defined in the Plan Asset Regulation to include a "venture capital operating company" (a "VCOC"). To be a VCOC, an entity must have at least 50% of its assets (other than short term investments pending long-term commitment or distribution to investors), valued at cost, invested in "venture capital investments," which are defined as companies in the business of selling goods or services (other than the investment of capital) with respect to which the entity has or obtains management rights. The Company intends to take such steps as may be necessary to qualify as a venture capital operating company.

         If, however, none of the exceptions under the Plan Asset Regulation was applicable and the Company were deemed to hold Plan assets by reason of a Plan's investment in Units (or other equity security of the Company), such Plan's assets would include an undivided interest in the assets held by the Company. In such event, such assets, transactions involving such assets and the persons with authority or control over and otherwise providing services with respect to such assets would be subject to the fiduciary responsibility provisions of Title I of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code and there is no assurance that any statutory or administrative exemption from the application of such rules would be available.

         Accordingly, prior to the date the Company qualifies as a venture capital operating company, the Company will treat its asets as "Plan assets" and will not pay any expenses or fees to the Investment Adviser or its affiliates from the assets of the Company. Such fees and expenses will be paid upon qualification as a VCOC.

         Based on the reasoning of the United States Supreme Court in John Hancock Mutual Life Ins. Co. v. Harris Trust and Sav. Bank, 114 S. Ct. 517
(1993), an insurance company's general account may be deemed to include assets of the Plans investing in the general account (e.g., through the purchase of an annuity contract), and the insurance company might be treated as a Party-in-Interest with respect to a Plan by virtue of such investment. Any purchaser that is an insurance company using the assets of an insurance company general account should note that the Small Business
Job Protection Act of 1996 added new Section 401(c) of ERISA relating to the status of the assets of insurance company general accounts under ERISA and Section 4975 of the Code. Pursuant to Section 401(c), the Department of Labor issued final regulations effective January 5, 2000 (the "General Account Regulations") with respect to insurance policies issued on or before December 31, 1998 that are supported by an insurer's general account.
Section 401(c) also provides that, except in the case of avoidance of the General Account Regulation and actions brought by the Secretary of Labor relating to certain breaches of fiduciary duties that also constitute breaches of state or federal criminal law, until the date that is 18 months after the General Account Regulations becomes final, no liability under the fiduciary responsibility and prohibited transaction provisions of ERISA and
Section 4975 may result on the basis of a claim that the assets of the general account of an insurance company constitute the plan assets of any such plan. The plan asset status of insurance company separate accounts is unaffected by new Section 401(c) of ERISA, and separate account assets continue to be treated as the plan assets of any such plan invested in a separate account.

                                    56

         Any Plan fiduciary that proposes to cause a Plan to purchase Units should consult with its counsel with respect to the potential applicability of ERISA and the Code to such investment and determine on its own whether any exceptions or exemptions are applicable and whether all conditions of any such exceptions or exemptions have been satisfied.

         Moreover, each Plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the Units is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

         The sale of the Units is in no respect a representation by the Company or any other person that such an investment meets all relevant legal requirements with respect to investments by Plans generally or that such an investment is appropriate for any particular Plan.

                            DESCRIPTION OF UNITS

         The Company has been formed as a Delaware limited liability company and as such is governed by Delaware law and an operating agreement (the "Operating Agreement") that defines many of the rights and responsibilities of the Board of Managers, the Manager and members. A copy of the Operating Agreement is attached hereto as Exhibit A. Investors will become members of the Company, which will establish a capital account for each member. Your capital contributions and your share of items of gain will be credited to your capital account and your distributions and your share of items of loss, deduction and expense will be debited from your capital account.

SUMMARY OF LIMITED LIABILITY COMPANY OPERATING AGREEMENT

         The Operating Agreement governs the relationships, rights, and obligations of the investors in the Company. The following is intended only as a summary of certain provisions of the Operating Agreement not discussed elsewhere in this Prospectus. The statements made herein do not purport to be complete and are qualified by reference to the Operating Agreement. Prospective investors should study the entire Operating Agreement before signing the Subscription Agreement.

         Fund Capital. Except as specifically provided in the Operating Agreement, no investor is entitled to interest on any capital contribution to the Company or on such investor's capital account. Except as otherwise provided in the Operating Agreement, no investor has the right to withdraw, or to receive any return of, such investor's capital contribution. No investor is required to make any additional capital contributions to the Company beyond the amount of the investor's subscription, which will be payable in two equal installments. See "Limited Liability of Investors."

         Voting Rights of Investors. The investors cannot participate in the management or control of the Company. However, the Operating Agreement provides that, subject to certain conditions described below, the investors may vote on or approve certain Company matters. Upon notification to the Manager, investors may, at their expense, obtain a list of the names and addresses (if known) of all of the investors for a purpose reasonably related to such investor's interest as an investor of the Company.

         Subject to the provisions described below, the investors may: (i) approve and elect and for cause disapprove and remove the members of the Board of Managers; (ii) approve or disapprove proposed changes in the nature of the Company's business so as to cause the Company to cease to be, or to withdraw its election as, a BDC under the Investment Company Act;
(iii) approve or disapprove any proposed investment advisory contract or disapprove and terminate any such existing contract; provided, however, that such contracts are also approved by a majority of the members of the Board of Managers; (iv) approve and ratify or disapprove and reject the appointment of the independent accountants of the Company; provided, however, that such appointment is approved by a majority of the members of the Board of Managers; (v) approve or disapprove the appointment of each successor Investment Adviser; and (vi) approve any other material matters related to the business of the Company that the Investment Company Act requires to be approved by the investors so long as the Company is a BDC subject to the provisions of the Investment Company Act; provided, however, that, prior to the exercise of any such right of approval, the Board of Managers amend the Operating Agreement to reflect such additional voting right.

                                    57

         Transferability of Units. A member may transfer Units only by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of the member or otherwise, or with the written consent of the Manager (which it may withhold in its sole and absolute discretion and will grant, if at all, only in extenuating circumstances) or in connection with a transfer to a family trust or another entity that does not result in a change of beneficial ownership. Any permitted transferees will not, however, be allowed to become substituted members in the Company without the consent of the Manager, which consent may be withheld in the sole and absolute discretion of the Manager. No member will have the right to require the Company to redeem his, her or its Units. In addition, none of the Company, the Manager or the Investment Adviser (nor any of their respective affiliates) will make offers to repurchase Units, and Units will not be traded on any securities exchange or other market.

         The issuance of Units is not subject to any preemptive rights and Units are not convertible into any other security of the Company.

LIABILITY OF MEMBERS

         You will not be liable for any obligations of the Company in excess of your capital, plus your share of undistributed profits, except that you may be obligated to make capital contributions to the Company pursuant to the Operating Agreement. However, if you receive a distribution from the Company and after such distribution the liabilities of the Company exceed the fair value of the Company's assets (and you had knowledge of this fact at the time of the distribution) you may be required to return such distribution to the Company. You will not have the right to a return of your capital contribution except in accordance with the distribution provisions of the Operating Agreement.

DUTY OF CARE OF THE BOARD AND MANAGER

         The Operating Agreement provides that neither the members of the Board of Managers nor the Manager (nor certain of its affiliates, among others) shall be liable to the Company or the members for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations under the Operating Agreement. The Operating Agreement also contains provision for the indemnification, to the extent permitted by law, of the members of the Board of Managers and the Manager (including certain of its affiliates, among others) by the Company, but not by the members individually, against any liability and expense to which any of them may become liable which arises out of or in connection with the performance of their activities on behalf of the Company. None of these persons will be personally liable to a member for the repayment of any balance in such member's capital account for contributions by such member to the capital of the Company or by reason of any change in the Federal or state income tax laws applicable to the Company or members. The rights of indemnification and exculpation provided under the Operating Agreement do not provide for indemnification of a member of the Board of Managers or the Manager against any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would result in violation of applicable law.

AMENDMENT OF THE OPERATING AGREEMENT

         The Operating Agreement may be amended with the approval of (i) the Board of Managers, including a majority of the independent members of the Board of Managers, if required by the 1940 Act, (ii) the Manager, and
(iii) to the extent, but only to the extent, required by the 1940 act, a majority, as defined in the 1940 Act, of the outstanding voting securities of the Company. Certain amendments involving capital accounts and allocations thereto and the modification of events causing dissolution of the Company may not be made without the consent of any members adversely affected thereby or unless each member has received notice of such amendment and each member objecting to such amendment has been allowed a reasonable opportunity to tender its entire interest for repurchase by the Company. However, the Board of Managers may at any time, without the consent of the other members, amend the Operating Agreement to (i) restate the Operating Agreement, (ii) effect compliance with applicable law or regulation, (iii) cure any ambiguity or to correct or supplement any provision that may be inconsistent with another provision, provided such change does not affect the rights of any member in any material respect, or
(iv) make such changes as may be necessary to assure the Company's continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership which is not treated as a corporation under
Section 7704 (a) of the Code.

                                    58

POWER OF ATTORNEY

         By purchasing an interest in the Company, each member will appoint the Manager and each member of the Board of Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuation of the Company as a limited liability company under Delaware law or signing instruments effecting authorized changes in the Company or the Operating Agreement or conveyances and other instruments deemed necessary to effect the dissolution or termination of the Company.

         The power-of-attorney is a special power-of-attorney coupled with an interest in favor of the Manager and each member of the Board of Managers and as such is irrevocable and continues in effect until expressly withdrawn or the investor ceases to be a member subject to and in accordance with the Operating Agreement.

Term, Dissolution And Liquidation

The Company will be dissolved:

         o On the tenth anniversary of the Termination Date, provided that the Board of Managers may extend termination for up to two additional periods of up to two years each; provided further, that termination may be extended to such later date with the approval of members holding at least two-thirds of the total number of votes eligible to be cast;

         o     upon the affirmative vote to dissolve the Company by both
               (1) the Board of Managers and (2) members holding at least two-thirds of the total number of votes eligible to be cast by all members;

         o     at the election of the Manager;

         o upon the failure of members to elect successor members of the Board of Managers at any meeting called by the Manager when no members of the Board of Managers remain; or;

         o     as required by operation of law.

         Upon the occurrence of any event of dissolution, the Manager, or a liquidator appointed by the Board of Managers, is charged with winding up the affairs of the Company and liquidating its assets. Items of income, gain, loss, deduction and expense during the fiscal period including the period of liquidation will be allocated as described in the section titled "ALLOCATIONS AND DISTRIBUTIONS."

         Upon the dissolution of the Company, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Company, other than debts to members including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to members, and (3) finally to members and the Manager proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Manager or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.


                            SELLING ARRANGEMENTS

          UST Financial Services Corp. has entered into a Selling Agent Agreement with the Company pursuant to which the Selling Agent has agreed to act as selling agent for the Units. This agreement is an agency agreement only and places the Selling Agent under no obligation to use its best efforts to sell the Units or otherwise solicit or promote transactions in such Units. Units are available only to clients of U.S. Trust and its affiliates and others approved by the Company who meet the Company's investor suitability standards. The Selling Agent will not at any time purchase any Units for its own account and its sole function is to promote the sale of the Company's Units. The Selling Agent, the Investment Adviser and the Manager are subsidiaries of U.S. Trust Corporation. The address of the Selling Agent is 114 West 47th Street, New York, New York 10036-1532.

                                    59

         Pursuant to the Selling Agent Agreement, the Selling Agent may enter into agreements with one or more sub-selling agents to arrange for the sale of the Units in certain states. The Selling Agent agrees under the Selling Agent Agreement that it shall remain fully responsible for the performance of all its duties under the Selling Agent Agreement and that it shall supervise the activities of each such sub-selling agent.

         The Company has agreed to indemnify the Selling Agent against certain civil liabilities, including liabilities under the federal securities laws. However, such indemnification is subject to the provisions of Section 17(i) of the Investment Company Act which provides, in part, that no agreement shall contain a provision which protects or purports to protect any person against any liability to such company or its security holders to which it would otherwise be subject due to such person's misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under such agreement.


                               LEGAL MATTERS

         The validity of the Units offered hereby will be passed upon for the Company by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York.


                                  EXPERTS

         The Statement of Assets and Liabilities of the Company included in this Prospectus has been audited by Ernst & Young, LLP, independent certified public accountants, as stated in their report included herein, and is included herein in reliance upon such report given on their authority as experts in auditing and accounting. Ernst & Young, LLP is located at 787 Seventh Avenue, New York, New York 10019.


                           AVAILABLE INFORMATION

         The Company is required to file reports with the Securities and Exchange Commission. Information about the Company can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

         Investors should rely only on the information contained in this prospectus. The Company has not, and the underwriter has not, authorized any other person to provide investors with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Company is not, and the Selling Agent is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Investors should assume that the information appearing in this prospectus is accurate as of the date on the front cover of this prospectus only. The Company's business, financial condition, results of operations and prospects may have changed since that date.


                             REPORTS TO MEMBERS

         The Company will furnish to its members annual reports containing audited financial statements and such other periodic reports as it may determine to furnish or as may be required by law.

                           FINANCIAL STATEMENTS

               [Statement of Assets and Liabilities to come]


                             TABLE OF CONTENTS

                                                                       Page

FEE TABLE................................................................2
INVESTOR SUITABILITY STANDARDS...........................................3
PROSPECTUS SUMMARY.......................................................4
   The Company...........................................................4
   Investment Objective and Policies.....................................4
   Management and Compensation...........................................5
   The Offering..........................................................5
   Minimum Investments...................................................6
   Use of Proceeds.......................................................6
   Risk Factors..........................................................6
   Allocations, Distributions and Liquidation............................8
   Tax Status of the Company.............................................9
THE COMPANY..............................................................9
INVESTMENT OBJECTIVE AND POLICIES.......................................10
     General............................................................10
     Investment Practices...............................................12
RISK FACTORS............................................................13
THE OFFERING............................................................19
     Investor Suitability Standards.....................................19
USE OF PROCEEDS.........................................................20
MANAGEMENT..............................................................20
     Investment Adviser; Compensation...................................20
     The Manager........................................................21
     Investment Operations..............................................22
     Background.........................................................23
     Code of Ethics.....................................................36
     Board of Managers, Officers and Investment Professionals...........36
     Board of Manager Compensation......................................40
     Expenses of the Company............................................41
     Control Persons....................................................41
     Potential Conflicts of Interest....................................42
     Custodian and Transfer Agent.......................................43
BROKERAGE ALLOCATION AND OTHER PRACTICES................................44
     Portfolio Turnover.................................................44
REGULATION..............................................................47
VALUATION OF PORTFOLIO SECURITIES.......................................48
ALLOCATIONS AND DISTRIBUTIONS...........................................55
CERTAIN FEDERAL INCOME TAX CONSIDERATIONS...............................55
ERISA CONSIDERATIONS....................................................55
     Fiduciary Considerations...........................................55
     Plan Assets Considerations.........................................55
     The Acquisition and Holding of Company Data........................55
     The Treatment of the Company's Underlying Assets Under ERISA.......56
DESCRIPTION OF UNITS....................................................57
     Liability of Members...............................................58
     Duty Care of The Board and Manager.................................58
     Power of Attorney..................................................59
     Summary Of Limited Liability Company Operating Agreement...........59
     Term, Dissolution And Liquidation..................................59
SELLING ARRANGEMENTS....................................................59
LEGAL MATTERS...........................................................60
EXPERTS.................................................................60
AVAILABLE INFORMATION...................................................60
REPORTS TO MEMBERS......................................................60
FINANCIAL STATEMENTS....................................................60

         Until April   , 2000 (25 days after the date of this Prospectus),
all dealers effecting transactions in the Units, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligations of dealers to deliver a Prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.


                         PART C - OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

         1. Statement of Assets and Liabilities

         2.  Exhibits
                  (a) (1) Certificate of Formation of Limited Liability
                          Company dated February 18, 2000.
                      (2) Operating Agreement.*
                  (b) Not applicable.
                  (c) Not applicable.
                  (d) Specimen Certificate.*
                  (e) Not applicable.
                  (f) Not applicable.
                  (g) Form of Management Agreement among the Company,
                      United States Trust Company of New York and
                      U.S. Trust Company.*
                  (h) Form of Selling Agent Agreement between the Company and
                      UST Financial Services Corp.*
                  (i) Not applicable.
                  (j) (1) Form of Transfer Agency and Custodian Agreement
                          between the Company and Chase Manhattan Bank.*
                      (2) Form of Escrow Agreement among the Company, UST
                          Financial Services Corp. and United States Trust Company of New York.*
                  (k) Not applicable.
                  (l) Opinion and consent of Skadden, Arps, Slate, Meagher
                      and Flom LLP.*
                  (m) Not applicable.
                  (n) Consent of Ernst & Young, LLP independent auditors.*
                  (o) Not applicable.
                  (p) Form of Subscription Agreement for investment in units of the Company.*
                  (q) Not applicable.
                  (r) Ethics Code.*

* To be filed by amendment.

Item 25.  MARKETING ARRANGEMENTS

         See the Form of Selling Agent Agreement to be filed as Exhibit 2(h) as well as the Company's Prospectus under the caption "Selling Arrangements."

Item 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the estimated expenses, payable by the Company in connection with the issuance and distribution of the securities covered by this Registration Statement.


       Securities and Exchange Commission fees.........     [$    *      ]
       Blue Sky fees and expenses......................     [     *      ]
       Printing........................................     [     *      ]
       Legal fees and expenses.........................     [     *      ]
       Independent auditors' fees and expenses.........     [     *      ]
       Miscellaneous...................................     [     *      ]
                                                             ------------
                               Total...................           *
                                                             ============

* To be provided by amendment.


Item 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         Upon conclusion of the public offering of the Company's units of membership interest, it is anticipated that no person will be controlled by or under common control with the Company.

Item 28.  NUMBER OF HOLDERS OF SECURITIES AS OF FEBRUARY 15, 2000

Title of Class                                       Number of Record Holders
--------------                                       ------------------------

Units of Membership Interest, without par value                 0

Item 29.  INDEMNIFICATION

         [The Advisory Agreement provides for indemnification by the Company of the United States Trust Company of New York and U.S. Trust Company (together, the "Investment Adviser") from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) not resulting from willful misfeasance, bad faith or gross negligence in the performance by the Investment Adviser of its duties thereunder or the reckless disregard of its obligations and duties under the Advisory Agreement.

         The Operating Agreement contains provisions for the indemnification, to the extent permitted by law, of the Members of the Board of Managers and the Manager (including certain of its affiliates, among others) by the Company, but not by the members individually, against any liability and expense to which any of them may become liable which arises out of or in connection with the performance of their activities on behalf of the Company. The rights of indemnification and exculpation provided under the Operating Agreement do not provide for indemnification of a member of the Board of Managers or the Manager against any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would result in violation of applicable law.

         Pursuant to the Selling Agent Agreement, the Company has agreed to indemnify selling agents against certain civil liabilities, including liabilities under the federal securities laws.]

Item 30.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

         (a)  U.S. Trust Company:

         U.S. Trust Company ("U.S. Trust") is a Connecticut state bank and trust company located in Stamford, Connecticut. Set forth below are the names and principal businesses of the directors and certain senior executive officers of U.S. Trust, including those who are engaged in any other business, profession, vocation or employment of a substantial nature.

POSITION WITH                                                                                       TYPE OF
U.S. TRUST           NAME                                   PRINCIPAL OCCUPATION                    BUSINESS
-------------        ----------------------------           --------------------------              -------------------
Director             Robert Bodine, Jr.                     Chairman of United States               Asset
                     100 West Lancaster Avenue              Trust Company in Pennsylvania           Management,
                     Suite 200                                                                      Investment and
                     Wayne, PA 19087                                                                Fiduciary
                                                                                                    Services

Director             Howard E. N. Wilson                    Chief Executive Officer of              Asset
                     100 West Lancaster Avenue,             United States Trust Company             Management,
                     Suite 200                              in Pennsylvania                         Investment and
                     Wayne, PA  19087                                                               Fiduciary Services

Director             Tucker H. Warner                       Co-Founder, Partner & Director          Consulting Firm
                     The Nutmeg Financial Group LLC
                     1157 Highland Avenue
                     West Cheshire, CT  06903

Director             Thomas C. Clark                        Managing Director,                      Asset
                     United States Trust Company of         United States Trust Company of          Management,
                     New York                               New York                                Investment and
                     11 West 54th Street                                                            Fiduciary
                     New York, NY  10019                                                            Services

Director             Maribeth S. Rahe                       Vice Chairman,                          Asset
                     United States Trust Company of         United States Trust Company of          Management,
                     New York                               New York                                Investment and
                     114 West 47th Street                                                           Fiduciary
                     New York, NY  10036                                                            Services

Director             Frederick B. Taylor                    Vice Chairman,                          Asset
                     United States Trust Company of         United States Trust Company of          Management,
                     New York                               New York                                Investment and
                     114 West 47th Street                                                           Fiduciary
                     New York, NY  10036                                                            Services

Director             Kenneth G. Walsh                       Executive Vice President,               Asset
                     United States Trust Company of         United States Trust Company of          Management,
                     New York                               New York                                Investment and
                     114 West 47th Street                                                           Fiduciary
                     New York, NY  10036                                                            Services

Director,            William V. Ferdinand                   Managing Director & CIO                 Asset
Managing             U.S. Trust Company                                                             Management,
Director &           225 High Ridge Road                                                            Investment and
CIO                  Stamford, CT  06905                                                            Fiduciary
                                                                                                    Services

Director,            W. Michael Funck                       President & CEO                         Asset
President &          U.S. Trust Company                                                             Management,
CEO                  225 High Ridge Road                                                            Investment and
                     Stamford, CT  06905                                                            Fiduciary
                                                                                                    Services



         (b)      United States Trust Company of New York:

         United States Trust Company of New York ("U.S. Trust NY") is a full-service state-chartered bank located in New York, New York. Set forth below are the names and principal businesses of the directors and certain senior executive officers of U.S. Trust NY, including those who are engaged in any other business, profession, vocation or employment of a substantial nature.

POSITION WITH                                                                                       TYPE OF
U.S. TRUST           NAME                                   PRINCIPAL OCCUPATION                    BUSINESS
-------------        --------------------------             ----------------------------            -------------------
Director             Samuel C. Butler                       Partner in Cravath, Swaine &            Law Firm
                     Cravath, Swaine & Moore                Moore
                     Worldwide Plaza
                     825 Eighth Avenue
                     New York, NY  10019

Director             Peter O. Crisp                         Chairman of Venrock, Inc.               Venture Capital
                     Room 5600
                     30 Rockefeller Plaza
                     New York, NY  10112

Director             Antonia M. Grumbach                    Partner in Patterson, Belknap,          Law Firm
                     Patterson, Belknap, Webb & Tyler       Webb & Tyler LLP
                     1133 Avenue of the Americas
                     New York, NY  10036

Director,            H. Marshall Schwarz                    Chairman of the Board & Chief           Asset
Chairman of          United States Trust Company of         Executive Officer of U.S. Trust         Management,
the Board and        New York                               Corporation and United States           Investment and
Chief                114 West 47th Street                   Trust Company of New York               Fiduciary
Executive            New York, NY  10036                                                            Services
Officer

Director             Phillipe de Montebello                 Director of the Metropolitan            Art Museum
                     Metropolitan Museum of Art             Museum of Art
                     1000 Fifth Avenue
                     New York, NY  10029-0198

Director             Robert E. Denham                       Partner in Munger, Tolles & Olson       Law Firm
                     Munger, Tolles & Olson LLP             LLP
                     355 South Grand Avenue, 35th Fl.
                     Los Angeles, CA  90071

Director             Carl H. Pforzheimer, III               Managing Partner in Carl H.             Broker-Dealer,
                     Carl H. Pforzheimer & Co.              Pforzheimer & Co.                       Investment
                     650 Madison Avenue, 23rd Floor                                                 Adviser
                     New York, NY  10022

Director             John Hoyt Stookey                      Chairman of Suburban Propane            Petrochemicals
                     c/o Landmark Volunteers                Pts.                                    and Propane
                     749A Main Street
                     Route 7, Box 455
                     Sheffield, MA  01257

Director             Robert N. Wilson                       Vice Chairman of the Board              Health Care
                     Johnson & Johnson                      of Johnson & Johnson                    Products
                     One Johnson & Johnson Plaza
                     New Brunswick, NJ  08933

Director             Peter L. Malkin                        Chairman of Wien & Malkin LLP           Law Firm
                     Wien & Malkin LLP
                     Lincoln Building
                     60 East 42nd Street  10165

Director and         Maribeth S. Rahe                       Vice Chairman of U.S. Trust             Asset
Vice Chairman        United States Trust Company            Corporation and United States           Management,
                      of New York                           Trust Company of New York               Investment and
                     114 West 47th Street                                                           Fiduciary
                     New York, NY  10036                                                            Services

Director, Vice       Frederick B. Taylor                    Vice Chairman of the Board and          Asset
Chairman and         United States Trust Company            Chief Investment Officer of U.S.        Management,
Chief                 of New York                           Trust Corporation and United            Investment and
Investment           114 West 47th Street                   States Trust Company of New             Fiduciary
Officer              New York, NY  10036                    York                                    Services

Director,            Jeffrey S. Maurer                      President and Chief Operating           Asset
President and        United States Trust Company            Officer of U.S. Trust                   Management,
Chief                  of New York                          Corporation and United States           Investment and
Operating            114 West 47th Street                   Trust Company of New York               Fiduciary
Officer              New York, NY  10036                                                            Services

Director             Phillip L. Smith                       Corporate Director and Trustee
                     P.O. Box 562
                     Newburg, NH 03255

Director             Eleanor Baum                           Dean of Engineering at The              Education
                     4 Arleigh Road                         Cooper Union for the
                     Great Neck, NY  11021                  Advancement of Science & Art

Director             Ruth A. Wooden                         President & Chief Executive             Not-For-Profit
                     261 Madison Avenue                     Officer of The Advertising              Public Service
                     11th Floor                             Council, Inc.                           Advertising
                     New York, NY  10016

Director             David A. Olsen                         Chairman of the Board and Chief         Insurance
                     Johnson & Higgins                      Executive Officer of Johnson &          Broker, Benefit
                     125 Broad Street                       Higgins                                 Consulting
                     New York,  NY  10004

Item 31. LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Company will be maintained at the office of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036.


Item 32.  MANAGEMENT SERVICES

         Except as described in the Prospectus under the caption
"Management", the Company is not a party to any management service related contract.


Item 33.  UNDERTAKINGS

         The Company undertakes to suspend the offering of its units of membership interest until it amends its Prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

         The Company additionally undertakes, pursuant to Rule 415 under the Securities Act, as follows:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (a)      To include any prospectus required by Section 10(a)
         (3) of the Securities Act;

                  (b) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

                  (c) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the Registration Statement;

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 23rd day of February, 2000.



                                  EXCELSIOR PRIVATE EQUITY FUND III, LLC


                                  By: /s/ David I. Fann
                                     ---------------------------------------
                                     David I. Fann, Manager, President and
                                     Co-Chief Executive Officer
                                     (principal executive officer)


         Each person whose signature appears below hereby appoints David I. Fann his true and lawful attorney-in-fact, with full power of such attorney-in-fact to sign on his behalf, individually and in each capacity stated below, any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



     Signature                                   Title                                Date


 /s/ David I. Fann               Manager, President and Co-Chief Executive           February 23, 2000
--------------------------       Officer (principal executive officer)
     David I. Fann


 /s/ Douglas A.  Lindgran        Manager, Co-Chief Executive Officer and Chief       February 23, 2000
--------------------------       Investment Officer
     Douglas A. Lindgren         (principal executive officer principal financial
                                 and accounting officer)


 /s/ James F.  Dorment           Manager and Corporate Secretary                     February 23, 2000
--------------------------
     James F. Dorment



==============================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington. D.C. 20549



                                  EXHIBITS
                                     TO
                                  FORM N-2




                REGISTRATION STATEMENT UNDER THE SECURITIES
                              ACT OF 1933                         |X|

                      Pre-Effective Amendment No.                 |_|
                      Post-Effective Amendment No.                |_|

                                   and/or

            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                              ACT OF 1940                         |X|

                             Amendment No.                        |_|






                   EXCELSIOR PRIVATE EQUITY FUND III, LLC
             (Exact Name of Registrant as Specified in Charter)

==============================================================================



                               EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

         (a)      (1)   Certificate of Formation of Limited Liability Company
                        dated February 18, 2000.
                  (2)   Operating Agreement.*
         (b)      Not applicable.
         (c)      Not applicable.
         (d)      Specimen Certificate.*
         (e)      Not applicable.
         (f)      Not applicable.
         (g)      Form of Management Agreement among the Company,
                  United States Trust Company of New York and
                  U.S. Trust Company.*
         (h) Form of Selling Agent Agreement between the Company and UST Financial Services Corp.*
         (i)      Not applicable.
         (j)      (1)    Form of Transfer Agency and Custodian Agreement
                         between the Company and Chase Manhattan Bank.*
                  (2)    Form of Escrow Agreement among the Company, UST
                         Financial Services Corp. and United States Trust
                         Company of New York.*
         (k)      Not applicable.
         (l)      Opinion and consent of Skadden, Arps, Slate, Meagher and
                  Flom LLP.*
         (m)      Not applicable.
         (n)      Consent of Ernst & Young, LLP independent auditors.*
         (o)      Not applicable.
         (p) Form of Subscription Agreement for investment in units of the Company.*
         (q)      Not applicable.
         (r)      Ethics Code.*

* To be filed by amendment.